As filed with the U.S. Securities and Exchange Commission on September 9, 2026

Securities Act Registration No. 333-

Investment Company Registration No. 811-23708

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	Registration Statement under the Securities Act of 1933:
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and

☒	Registration Statement under the Investment Company Act of 1940:
☒	Amendment No. 7

Fundrise Innovation Fund, LLC

Exact Name of Registrant as Specified in the Declaration of Trust

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(202) 584-0550

Registrant’s Telephone Number, including Area Code

Bjorn J. Hall

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Sara P. Crovitz, Esquire	Elizabeth J. Reza, Esquire
Stradley Ronon Stevens & Young, LLP 2000 K Street NW, Suite 700 Washington, DC 20006	Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Approximate Date of Commencement of Proposed Public Offering:

From time to time after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☒ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective] amendment [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:       .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange

Act”).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

BASE PROSPECTUS

Fundrise Innovation Fund, LLC

Common Shares

Rights to Purchase Common Shares

PROSPECTUS

September 9, 2026

The Offering. Fundrise Innovation Fund, LLC (the “Fund”) is registering for one or more offerings to be made, on an immediate, continuous or delayed basis, common shares of limited liability company interests (“Common Shares”), including through subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares, “Securities”). The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.”

The Mission. Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, owns and operates through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website, www.getvcx.com, the “Fundrise Platform”). Rise Companies believes in leveraging technology to build a better financial system for the individual. With technology, Rise Companies can create a more efficient mechanism than the conventional financial system to invest in alternative assets. Rise Companies develops software to consume ever more of the value chain of the private investment industry. This pattern is an old story in other industries, but the broader financial system has managed to escape true disruption to date, and Rise Companies is focused on a way to democratize and reimagine private markets altogether.

The Fund. The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund intends to elect and intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable year ending March 31, 2026. During prior taxable years, the Fund was taxed as a C corporation.

This Prospectus, together with any related prospectus supplement, sets forth concise information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in Securities involves risks, including the risks associated with the Fund’s use of leverage. You could lose some or all of your investment. You should consider carefully these risks together with all of the other information in this Prospectus and any related prospectus supplement before making a decision to purchase any of the Securities. See “Risk Factors” beginning on page 11.

* * *

You should read this Prospectus, together with any related prospectus supplement, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated September 9, 2026 (the “SAI”), containing additional information about the Fund has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. The SAI, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at www.getvcx.com. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The SAI, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

The date of this Prospectus is September 9, 2026.

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the LLC Agreement. A copy of the LLC Agreement has been filed as an exhibit to the Fund’s registration statement with the SEC.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors or the Federal Reserve System or any other government agency.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

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You should rely only on the information contained or incorporated by reference into this Prospectus and any related prospectus supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus and any related prospectus supplement is accurate as of any date other than the dates on their covers. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward-looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

PROSPECTUS SUMMARY

This summary does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor should carefully read the more detailed information contained or incorporated by reference in this Prospectus, any related prospectus supplement and the SAI, particularly the risks of investing in the Fund, as discussed under “Investment Objective, Strategies and Policies – Risk Factors.”

The Fund. The Fundrise Innovation Fund, LLC (the “Fund”) is a Delaware limited liability company that is registered under the 1940 Act, as a non-diversified, closed-end management investment company. See “Description of Capital Structure and Shares” below for more information. The Fund’s common shares of limited liability company interests (“Common Shares” or “Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “VCX.”

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The Offering. The Fund is registering, for one or more offerings, Common Shares, including through subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares, “Securities”), in any combination, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.” The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. The minimum price on any day at which the Common Shares may be sold will not be less than the NAV per Common Share at the time of the offering plus the per share amount of any underwriting commission or discount; provided that Common Shares offered pursuant to Rights offerings that meet certain conditions may be offered at a price below the then current NAV. See “Rights Offerings.”

Investment Objective and Policies. Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update (Unaudited)—Investment Objective and Policies—Investment Objective,” as such investment objective and policies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

Principal Investment Strategies

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update (Unaudited)—Investment Objective and Policies—Principal Investment Strategies,” as such principal investment strategies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s principal investment strategies.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Strategies and Policies.”

Principal Risks Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on his or her investment or that a Shareholder may lose part or all of his or her investment. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update (Unaudited)—Principal Risks of the Fund,” as such principal risks may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s principal risks you should consider before investing in the Fund.

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Investment Adviser. Fundrise Advisors, LLC serves as the investment adviser to the Fund (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of the Board, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. In carrying out these responsibilities, the Adviser also performs certain administrative, fund accounting and shareholder services for the Fund. The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website www.getvcx.com, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. Prior to the launch of the Fund, the Adviser’s primary focus was on real estate. Through the Fundrise Platform, investors can invest in a variety of real estate investment opportunities using REITs (each, an “eREIT®”) and other investment vehicles sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Adviser also serves as the investment adviser to one or more registered closed-end management investment companies sponsored by Rise Companies that invest primarily in real estate-related investments. As of June 30, 2026 the Adviser had approximately $3.43 billion in assets under management.

U.S. Federal Income Tax Considerations. The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.

Distribution Policy. The Fund intends to make distributions necessary to qualify for treatment to be taxed as a RIC and, once qualified, maintain its qualification for taxation as a RIC. The Fund expects to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. See “Distribution Policy.”

Custodian and Transfer Agent. The Bank of New York Mellon (“BNY”) serves as the Fund’s custodian. Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A. (together with Computershare, Inc., “Computershare”), serves as the Fund’s transfer agent.

Use of Proceeds. Unless otherwise specified in a prospectus supplement, the Fund currently intends to fully invest all or substantially all of the net proceeds from any offering of Securities, pursuant to this Prospectus, to make investments in accordance with the Fund’s investment objective and policies. See “Use of Proceeds.”

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Governing Law. The Fund was formed as a limited liability company pursuant to the provisions of the Delaware Limited Liability Company Act (the “Delaware Act”) and operates pursuant to a Limited Liability Company Agreement (“LLC Agreement”), as amended and/or restated. Except as expressly provided to the contrary in the LLC Agreement, the rights, duties, liabilities and obligations of the Members and the administration, dissolution and termination of the Fund is governed by the Delaware Act.

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand the fees and expenses that you as a Shareholder would bear directly or indirectly. The following table should not be considered as a representation of the Fund's future expenses. Actual expenses may be greater or less than those shown.1

Fees and Expenses of the Fund
The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.
SHAREHOLDER TRANSACTION EXPENSES Maximum Sales Load (As a Percentage of Offering Price)	None
Dividend Reinvestments and Cash Purchase Plan Fees	None

ANNUAL FUND OPERATING EXPENSES (as a percentage of the Fund’s net assets attributable to the Shares)
Management Fee	1.85%
Other Expenses Other Expenses – General	0.24%
Other Expenses – Marketing	1.10%
Total Other Expenses[2]	1.34%
Interest on Borrowed Funds[3]	0.02%
Acquired Fund Fees and Expenses[4]	0.19%
Total Annual Fund Operating Expenses[5]	3.40%

[1]	In the event that any Common Shares are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load. Additionally, the applicable prospectus supplement will set forth the offering expenses (if any) borne by Shareholders.

[2]	The Annual Expenses shown above are based on the Fund's estimated average net assets attributable to Common Shares for the current fiscal year of $1.0 billion. Other Expenses are based on estimated amounts for the current fiscal year.

[3]	The table assumes the Fund’s use of leverage in an amount equal to less than 5% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage). The Fund’s actual interest costs associated with leverage may differ from the estimates above.

[4]	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies or companies that would be investment companies but for the exceptions to that definition provided by Sections 3(c) (1) and 3(c)(7) of the 1940 Act.

[5]	Total Annual Operating Expenses differ from the ratio of net expenses to average net assets contained in the Fund’s Financial Highlights because such ratio does not include acquired fund fees and expenses and because other expenses have been estimated to reflect current fiscal year fees and expenses. This includes reflecting an elimination of an estimate for current income tax expense because while the Fund incurred deferred tax expenses in the prior fiscal years under C corporation tax treatment, going forward, the Fund expects to meet the requirements to qualify and operate as a RIC under Subchapter M of the Code. As a result, the Fund does not anticipate incurring additional federal income tax expense on its investment income or gains, provided it continues to meet RIC qualification requirements. The Adviser and the Fund previously entered into an Expense Limitation Agreement pursuant to which the Adviser contractually agreed to waive its management fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organizational and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to 3.00% of the Fund’s average daily net assets. The Adviser may seek recoupment from the Fund of any fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that the recoupment will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the recoupment. On January 14, 2026, the Board, at the Adviser’s recommendation, approved terminating the Expense Limitation Agreement as of the listing of the Fund on the Exchange. The Fund’s shares began trading on the NYSE on March 19, 2026.

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Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $1,000 in the Fund’s Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s Operating Expenses (as described above, except for adjustments to remove organizational and offering costs in years two through ten) remain the same. Based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$104	$177	$368

The Example above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the Example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management of the Fund – Management Fee.”

FINANCIAL HIGHLIGHTS

The financial highlights for the fiscal years ended March 31, 2026, March 31, 2025, March 31, 2024, and the fiscal period July 25, 2022 (commencement of operations) through March 31, 2023 are incorporated by reference from the Fund’s Annual Report for the fiscal year end March 31, 2026 (File No. 811-23708) as filed with the SEC on Form N-CSR. The financial highlights for each of these fiscal years and period have been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP is included in the Fund’s March 31, 2026 Annual Report, which is incorporated by reference herein.

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TRADING AND NET ASSET VALUE INFORMATION

The Fund’s shares began trading on the NYSE under the symbol “VCX” on March 19, 2026. Prior to March 19, 2026 the Fund was not listed on an exchange and made periodic repurchase offers in the sole discretion of the Board.

Because the Fund is newly listed on the NYSE, its Common Shares have a limited history of public trading. Since the commencement of public trading, the Fund’s Common Shares have traded at a premium in relation to the Fund’s NAV per share. However, shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering.

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share, and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2026	$289.51	$76.88	$18.97	$18.97	1,426.15%	305.27%

The net asset value per Common Share, the market price, and percentage of premium/(discount) to net asset value per Common Share on September 8, 2026, was $21.70, $38.12 and 75.67%, respectively. As of September 8, 2026, the Fund had 35,797,138 Common Shares outstanding and net assets applicable to Common Shares of $776,968,362.

THE FUND

The Fund is organized as a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware limited liability company on June 7, 2021, and commenced investment operations on July 25, 2022. Prior to July 25, 2022, the Fund had no investment operating history. The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the proceeds from the sale of Shares are invested by the Fund to pursue its investment program and strategies. The Fund currently intends to fully invest all or substantially all of the net proceeds of any offering as soon as practicable, and typically within one to three months, in accordance with its investment objective and policies, subject to the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses or for temporary defensive purposes. Pending investment of the net proceeds, the Fund may invest in short-term, highly liquid or other authorized investments.

There can be no assurance that the Fund will be able to sell all the Shares it is offering.

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INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update (Unaudited)—Investment Objective and Policies—Investment Objective,” as such investment objective and policies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

Principal Investment Strategies

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update (Unaudited)—Investment Objective and Policies—Principal Investment Strategies,” as such principal investment strategies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s principal investment strategies.

LEVERAGE

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update (Unaudited)—Investment Objective and Policies—Use of Leverage,” as such may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s use of leverage.

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Effects of Leverage

The following table illustrates the effect of leverage on Common Shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

The table further reflects the issuance of leverage representing 10% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage), net of expenses and the Fund’s currently projected annual interest on its leverage of 4.70%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Shares Total Return	(11.63)%	(6.08)%	(0.52)%	5.03%	10.59%

Common Shares total return is composed of two elements: the Common Shares dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s Shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update (Unaudited)—Principal Risks of the Fund,” as such principal risks may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s principal risks you should consider before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

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MANAGEMENT OF THE FUND

Board of Directors

Pursuant to the LLC Agreement, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board currently consists of four Directors, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”). The Board is divided into three classes, Class I, Class II and Class III, the Class I Directors serving until the 2027 annual meeting, the Class II Directors serving until the 2028 annual meeting and the Class III Directors serving until the 2029 annual meeting, in each case until their respective successors are elected and qualified, as described below. Each Director will serve until the later of the date of the Fund’s annual meeting as designated above, or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. The SAI provides additional information about the Directors.

Investment Adviser

The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, the Fundrise Platform that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of real estate investment opportunities using REITs (each, an “eREIT®”) and other investment vehicles sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Adviser also serves as the investment adviser to one or more registered closed-end management investment companies sponsored by Rise Companies that invest primarily in real estate-related investments. As of June 30, 2026, the Adviser had approximately $3.43 billion in assets under management.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy, subject to the supervision of the Board. The Adviser and its officers and directors are not required to devote all of their time to the Fund’s business and are only required to devote such time to the Fund’s affairs as their duties require. The Fund will follow investment guidelines adopted by the Adviser and the investment and borrowing policies set forth in this Registration Statement unless they are modified by the Adviser. The Adviser may establish further written policies on investments and borrowings and will monitor the Fund’s administrative procedures, investment operations and performance to ensure that the policies are fulfilled. The SAI provides additional information about the services provided by the Adviser to the Fund under the Investment Management Agreement.

The Adviser uses certain AI tools as general productivity and operational support tools. However, investment decisions for the Fund are made by the Adviser’s investment committee and are not made by or delegated to AI tools.

Management Fee

Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.85% of the average daily value of the Fund’s net assets.

Approval of the Investment Management Agreement

A discussion regarding the basis for the Board’s most recent renewal of the Investment Management Agreement is available in the Fund’s Form N-CSR for the year ended March 31, 2026.

Investment Committee

The Adviser has established an Investment Committee for the Fund comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The Investment Committee is responsible for (i) considering and approving each investment made by the Fund, and (ii) establishing the Fund’s investment strategies and policies and overseeing the Fund’s investments, and the investment activity of other accounts and funds held for the benefit of the Fund. The members of the Investment Committee identified below are the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund. Each has served as a portfolio manager to the Fund since inception.

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The members of the Investment Committee, and their professional background and experience, are as follows:

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. Mr. Miller has 25 years of experience in real estate and finance. Mr. Miller has been responsible for acquiring more than $8 billion of real estate assets, including +37,000 residential units and 5 million square feet of industrial and commercial space. Prior to founding Fundrise, Mr. Miller was a Managing Partner of the real estate development company WestMill Capital Partners and before that, was President of Western Development Corporation, one of the largest mixed-use real estate development companies in the Washington, D.C. metro area. Mr. Miller worked as an analyst for private equity real estate fund, Luber-Adler, and was part of the founding staff of Democracy Alliance, a progressive investment collaborative. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

Chris Brauckmuller – Mr. Brauckmuller serves as Chief Strategy Officer of the Adviser and has served in such capacity since January 2022. Mr. Brauckmuller served as our Chief Product Officer from September 2018 to January 2022 and Director of Design and Creative of the Adviser from December 2012 to September 2018. From March 2010 to December 2012, Mr. Brauckmuller ran his own independent interactive design studio. Previously, Mr. Brauckmuller was employed as an interactive designer at 352 Media Group (now 352 Inc.), based in Gainesville, Florida, where he led creative efforts on accounts ranging from startups to Fortune 500 technology companies, including Microsoft and BAE Systems. Mr. Brauckmuller received a Bachelor of Arts degree from the University of Florida.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As of August 21, 2026, the Fund does not know of any control persons of the Fund.

Other Information

This Prospectus and the SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

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FUND EXPENSES

The Adviser bears all of the ordinary and usual overhead expenses of the Adviser or any of its affiliates (including expenses such as rental payments for its offices) in providing services to the Fund pursuant to the Investment Management Agreement and the salaries or other compensation of the employees of the Adviser or any of its affiliates. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third-party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

Expenses borne directly by the Fund include, but are not limited to:

●	Corporate, organizational and offering costs relating to the offering of Shares including costs associated with registered offerings of Shares (including at-the-market offerings), listing fees, and related legal, audit, registration and filing expenses;

●	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

●	the cost of effecting sales of Shares and other securities;

●	the Management Fee;

●	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets, borrowing charges on securities sold short (if any), clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research- related expenses;

●	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

●	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

●	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	transfer agent and custodial fees;

●	distributor or placement agent fees and commissions (if any), including commissions payable in connection with any at-the-market offering program;

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●	fees and expenses associated with marketing efforts (if any);

●	federal and any state registration or notification fees and applicable stock exchange listing fees;

●	federal, state and local taxes;

●	fees and expenses of the Independent Directors;

●	the costs of preparing, printing and mailing reports, notices and other communications to Shareholders;

●	fidelity bond, Directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

●	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	administrative services, including, but not limited to, recordkeeping, fund accounting, financial reporting, tax, corporate governance, compliance and legal administration services;

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

●	all other expenses incurred by the Fund or the Adviser in connection with administering the Fund’s business; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this Prospectus, the Adviser will be reimbursed by the Fund for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays or otherwise incurs on behalf of the Fund, including the costs and expenses described above.

Subject to the 1940 Act and agreement by the Board, Rise Companies or its affiliates may perform administrative services for the Fund as well as additional services relating to the Fund’s investments that may be provided in-house in-lieu of outsourcing such services to a third-party. In addition to general Fund administration, these non-advisory services are currently expected to include the provision of some or all of the following: payment processing, fraud detection, digital content management systems, origination software, identity and access management, and customer relationship management software. If such compensation is paid by an entity other than the Fund, the Fund will indirectly bear such costs in proportion to its ownership interest in such entity.

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DETERMINATION OF NET ASSET VALUE

The Fund expects to calculate its net asset value (“NAV”) as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on a quarterly basis, as of the last business day of each fiscal quarter, or at such other times as determined by the Adviser in its discretion. The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and other holidays observed by the NYSE. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding.

As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform fair value determinations relating to all portfolio investments. As the Valuation Designee, the Adviser has adopted and implemented procedures to be followed when making fair value determinations. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the valuation procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments.

Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the oversight of the Board. Such determinations may be made on the basis of valuations obtained from independent third-party valuation agents or pricing services or other third-party sources (“Pricing Services”), provided that the Adviser shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Adviser deems to be reliable in determining fair value under the circumstances. The Adviser is responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Adviser’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

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In calculating the Fund’s NAV, the Adviser uses various valuation methodologies in a manner consistent with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. When pricing securities or other assets at fair value, the Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In this regard, the Adviser provides the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Adviser at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Because the overwhelming majority of the Fund’s investments are expected to have no readily available market quotations, most of the Portfolio Companies will be valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late growth Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Fund may deem it more appropriate to utilize other valuation methodologies. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund may use the market approach to estimate the fair value of its Portfolio Companies by adjusting the valuation of its Portfolio Companies with each new funding round. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the Fund will consider when valuing its portfolio investments. The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Adviser may consider additional several factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors, to the extent that it is available.

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For investments in companies that are not considered “pre-IPO companies”, valuation methods utilized may include, but are not limited to the following: sales comparison approach; discounted cash flow method; hypothetical sales method; and appraisals received from one or more pricing services. In addition, the Fund may utilize: an analysis of financial ratios and valuation metrics of the portfolio companies that issued private equity securities to peer companies that are public; an analysis of the Portfolio Companies’ most recent financial statements and forecasts; an analysis of the markets in which the Portfolio Company does business; and other relevant factors.

With respect to any portion of the Fund’s assets that are invested in one or more pooled investment vehicles, the Fund’s NAV may be calculated based upon the NAVs of those vehicles as a practical expedient, where such valuation methodologies employed by the pooled investment vehicles reflects fair value pricing and the effects of using fair value pricing. With respect to purchases or sales of secondary investments in pooled investment vehicles, the latest NAV reported by those vehicles may be further adjusted if the Adviser determines that the price paid or received is representative of a transaction between willing parties at the time of the purchase or sale.

Short-term debt investments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt investments, including corporate, government and municipal debt securities in each case having a remaining maturity in excess of 60 days, are typically valued by Pricing Service at an evaluated (or estimated) mean between the closing bid and asked prices.

Publicly traded securities, including equity securities issued by technology-related companies, are typically valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. Publicly traded securities may be valued by an outside pricing service overseen by the Valuation Designee. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics.

Derivatives are generally valued using Pricing Services and/or agreements with counterparties, quoted prices from the national exchange on which they are principally traded, or other procedures approved by the Board.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on any Portfolio Fund Manager, Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

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CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example and as discussed in further detail below, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and the Adviser (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Adviser or its affiliates.

The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as an eREIT®). These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV. Additionally, the Adviser may face conflicts related to the timing of a potential sale or disposition of assets to the extent that the Fund’s assets have an aggregate net unrealized built-in gain at the time the Fund first qualifies as a RIC, as the Fund generally will be subject to tax at the regular corporate rate on such net built-in gain to the extent such gain is recognized within five years after so qualifying (unless the Fund elects to recognize such gain at the time it qualifies as a RIC).

The Fund relies on the Adviser’s executive officers and Rise Companies’ key investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform. Future programs may have investment criteria that compete with the Fund.

If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ finance professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following: (i) the investment objectives and criteria of Rise Companies and the other Fundrise entities; (ii) the cash requirements of Rise Companies and the other Fundrise entities; (iii) the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment; (iv) the policy of Rise Companies or the other Fundrise entities relating to leverage; (v) the anticipated cash flow of the asset to be acquired; (vi) the income tax effects of the purchase on Rise Companies or the other Fundrise entities; (vii) the size of the investment; and (viii) the amount of funds available to Rise Companies or the Fundrise entities. If a subsequent event or development causes any investment, in the opinion of Rise Companies’ investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

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The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

The Fund relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Fund believes that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

The Adviser and its affiliates will receive fees from the Fund. The Adviser has an inherent conflict of interest in recommending itself to the Board of Directors as the Fund’s Investment Adviser. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to: (i) the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement; (ii) the offering of Shares by the Fund, which entitles the Adviser to a Management Fee and other fees; (iii) acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan; (iv) borrowings up to the Fund’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser; (v) whether the Fund seeks necessary approvals to internalize the Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key investment professionals of Rise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these investment professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and (vi) whether and when the Fund merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of: (i) Rise Companies; (ii) the Adviser; (iii) Fundrise, LLC; (iv) other investment programs sponsored by Rise Companies; and (v) other Fundrise entities. As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.

The Fund will enter into a license agreement with Rise Companies pursuant to which Rise Companies will grant the Fund a non-exclusive, royalty free license to use the name “Fundrise.”

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DISTRIBUTION POLICY

The Fund intends to make distributions necessary to qualify to be taxed as a RIC and, once qualified, maintain its qualification for taxation as a RIC. The Fund expects to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time.

Distributions, if any, will be authorized at the discretion of the Board, in accordance with the Fund’s earnings, taxable income, capital gains financial condition, cash position and such other factors as the Board deems relevant. The Fund’s portfolio companies are generally not expected to pay regular dividends, and the Fund’s investment strategy is focused primarily on long-term capital appreciation. Accordingly, the Fund may not generate significant current income, and there can be no assurance that the Fund will make regular distributions. The Fund is not intended for investors who require periodic income.

The Board’s discretion will be directed, in substantial part, by the Fund’s intention to comply with the RIC requirements. Generally, income distributed by a RIC will not be subject to U.S. federal income tax if it distributes at least 90% of its investment company taxable income each year (computed without regard to the dividends paid deduction and the RIC’s net capital gain).

The Fund is not prohibited from distributing its own securities in lieu of making cash distributions to Shareholders. The LLC Agreement also gives the Fund the right to distribute other assets rather than cash. The receipt of the Fund’s securities or assets in lieu of cash distributions may cause Shareholders to incur transaction expenses in liquidating the securities or assets. The Fund also does not anticipate that it will distribute other assets in kind.

Although the Fund’s goal is to fund the payment of distributions solely from cash flow from operations, the Fund may pay distributions from other sources, including the net proceeds of the offering, cash advances by the Adviser, cash resulting from a waiver of fees or reimbursements due to the Adviser, borrowings in anticipation of future operating cash flow and the issuance of additional Shares, and the Fund has no limit on the amounts it may pay from such other sources. If the Fund funds distributions from financings or the net proceeds from the offering, the Fund will have less funds available for investment in Portfolio Companies. The Fund expects that its cash flow from operations available for distribution will be lower in the initial stages of the offering until the Fund has raised significant capital and made substantial investments. Further, because the Fund may receive income at various times during its fiscal year and because the Fund may need cash flow from operations during a particular period to fund expenses, the Fund expects that during the early stages of the Fund’s operations and from time to time thereafter, the Fund may declare distributions in anticipation of cash flow that the Fund expects to receive during a later period and these distributions would be paid in advance of the Fund’s actual receipt of these funds. In these instances, the Fund expects to look to third-party borrowings, the offering proceeds or other sources to fund its distributions. Additionally, the Fund will make certain payments to the Adviser for services provided to the Fund. See “Management of the Fund – Fund Expenses.” Such payments will reduce the amount of cash available for distributions.

The Fund’s distributions will constitute a return of capital to the extent that they exceed the Fund’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes. To the extent that a distribution is treated as a return of capital for U.S. federal income tax purposes, it will reduce a Shareholder’s adjusted tax basis in the Shareholder’s Shares, and to the extent that it exceeds the Shareholder’s adjusted tax basis will be treated as gain resulting from a sale or exchange of such Shares. Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limits the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

The Board may authorize distributions in stock or in excess of those required for the Fund to qualify for RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time.

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U.S. FEDERAL INCOME TAX CONSIDERATIONS

The Fund intends to qualify and elect to be taxed as a RIC under Subchapter M of the Code for the taxable year ending March 31, 2026. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income plus the excess of net short-term capital over net long-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

Until such time as the Fund meets the requirements to qualify as a RIC, or if the Fund fails to qualify as a RIC in any taxable year, it will be taxed as an ordinary corporation on its taxable income (even if such income is distributed to its shareholders) and all distributions out of earnings and profits will generally be taxed to certain noncorporate U.S. shareholders (including individuals) as “qualified dividend income” eligible for reduced tax rates. If the Fund’s assets have an aggregate net unrealized built-in gain at the time the Fund first qualifies as a RIC, the Fund will be subject to tax at the regular corporate rate on such net built-in gain to the extent such gain is recognized within five years after so qualifying, unless the Fund elects to recognize such gain at the time it qualifies as a RIC, in which case the Fund would be treated as recognizing such gain while it was a C corporation. Since the Fund was taxed as an ordinary corporation for taxable years ending prior to March 31, 2026, it will be required to distribute its earnings from such years in order to qualify as a RIC for its taxable year ending March 31, 2026. The following generally will apply to taxable years in which the Fund qualifies as a RIC under Subchapter M of the Code.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s net capital gain designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders, whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such Shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Current law provides for reduced federal income tax rates on (i) long-term capital gains received by individuals and certain other non-corporate taxpayers and (ii) “qualified dividend income” received by individuals and certain other non-corporate taxpayers from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for such reduced rates for “qualified dividend income” to apply. To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Foreign shareholders must provide documentation to the Fund certifying their non-U.S. status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in Shares of the Fund. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss.

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Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Fund distributions and gains from sale or exchange of Fund shares generally are subject to state and local income taxes.

Any long-term or short-term capital gains realized on sale of your Fund shares will be subject to federal income tax. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and cost basis will be reported to shareholders and the Internal Revenue Service (“IRS”). Cost basis will be calculated using the Fund’s default method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), the shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for their account.

A repurchase by the Fund of a shareholder’s shares pursuant to a repurchase offer generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the repurchase offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular repurchase offer, shareholders who do not sell shares pursuant to that repurchase offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the repurchase offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Backup withholding rules require the Fund, in certain circumstances, to withhold federal income tax from dividends and certain other payments, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding. Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA. The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes. For more information, see the “U.S. Federal Income Tax Considerations” section in the Fund’s Statement of Additional Information.

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Prospective investors are urged to consult their own tax advisors regarding an investment in the Shares of the Fund in light of their own particular circumstances.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following descriptions of the Fund’s Shares, certain provisions of Delaware law and certain provisions of the LLC Agreement are summaries and are qualified by reference to Delaware law and the LLC Agreement, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part. Reference should be made to the LLC Agreement on file with the SEC for the full text of these provisions.

Shares

The Fund is a Delaware limited liability company organized on June 7, 2021 under the Delaware Limited Liability Company Act (“Delaware LLC Act”), issuing limited liability company interests. The limited liability company interests in the Fund will be denominated in Common Shares. The LLC Agreement provides that the Fund may issue an unlimited number of Shares.

The Common Shares when issued, will be validly issued, fully paid and non-assessable by the Fund. Upon payment in full of the consideration payable with respect to the Shares, as determined by the Board, the holders of such Shares will not be liable to the Fund to make any additional capital contributions with respect to such Shares (except for the return of distributions under certain circumstances as required by Sections 18-215, 18-607 and 18-804 of the Delaware LLC Act). Holders of Shares have no conversion, exchange, sinking fund or appraisal rights, no pre-emptive rights to subscribe for any securities of the Fund and no preferential rights to distributions.

Upon payment in full of the consideration payable with respect to the Common Shares, as determined by the Board, the holders of such Common Shares will not be liable to the Fund to make any additional capital contributions with respect to such Common Shares (except for the return of distributions under certain circumstances as required by Sections 18-215, 18-607 and 18-804 of the Delaware LLC Act). Holders of Common Shares have no conversion, exchange, sinking fund or appraisal rights, no pre-emptive rights to subscribe for any securities of the Fund and no preferential rights to distributions.

The Fund expects to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. See “Distribution Policy.”

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.

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Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a complete investment program.

The Fund has a March 31 fiscal year end. In addition, the Fund intends to qualify and elect to be taxed as a RIC for U.S. federal income tax purposes for its taxable year ending March 31, 2026. During prior taxable years, the Fund was taxed as a C corporation.

The following table shows the amount of Common Shares in the Fund that were authorized and outstanding as of August 21, 2026.

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding
Common Shares	Unlimited	None	35,797,138

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RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of Rights to its shareholders to purchase Common Shares. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights. In connection with a Rights offering to shareholders, the Fund would distribute certificates or other documentation evidencing the Rights and a prospectus supplement to the Fund’s shareholders as of the record date that the Fund sets for determining the shareholders eligible to receive Rights in such Rights offering. Any such future Rights offering will be made in accordance with the 1940 Act and, to the extent such Rights are transferable, will comply with applicable interpretations of the SEC or its staff, as such interpretations may be modified in the future, which currently require that: (i) the Board of Directors make a good faith determination that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the Rights for use by shareholders who do not exercise such Rights; and (iv) the ratio of such transferable Rights offering does not exceed one new share for each three rights held.

The applicable prospectus supplement would describe the following terms of the Rights (to the extent each is applicable) in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open;

●	the underwriter or distributor, if any, of the Rights and any associated underwriting fees or discounts applicable to purchases of the Rights;

●	the title of such Rights;

●	the exercise price for such Rights (or method of calculation thereof);

●	the number of such Rights issued in respect of each share;

●	the number of Rights required to purchase a single share;

●	the extent to which such Rights are transferable and the market on which they may be traded if they are transferable;

●	if such Rights are transferable, a discussion regarding the Board of Directors’ basis for determining that such offering would result in a net benefit to existing shareholders;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such Rights;

●	the date on which the right to exercise such Rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such Rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	termination rights the Fund may have in connection with such Rights offering; and

●	any other terms of such Rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such Rights.

A certain number of Rights would entitle the holder of the Right(s) to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the Rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such Rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised Rights would become void. Upon expiration of the Rights offering and the receipt of payment and the Rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the Rights agent, or any other office indicated in the prospectus supplement, the Common Shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

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Voting Rights

The Fund’s Shareholders will have voting rights only with respect to matters on which a vote of Shareholders is required by the 1940 Act, the LLC Agreement or a resolution of the Board. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. The LLC Agreement provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Except when a larger vote is required by applicable law or any provision of the LLC Agreement, when a quorum is present at any meeting, a majority of the outstanding Shares shall decide any questions and, with respect to a contested election, shall elect Directors, and, other than with respect to a contested election, a plurality of the Shares voted shall elect Directors, provided that where any provision of law or of the LLC Agreement requires that the holders of any series shall vote as a series (or that holders of a Class shall vote as a Class), then, a majority of the outstanding Shares of that series (or Class) voted on the matter (or a plurality with respect to the election of a Director other than with respect to a contested election) shall decide that matter insofar as that series (or Class) is concerned. There will be no cumulative voting in the election of Directors. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Liquidation Rights

In the event of a liquidation, termination or winding up of the Fund, whether voluntary or involuntary, the Fund will first pay or provide for payment of the Fund’s debts and other liabilities. Thereafter, holders of the Fund’s Common Shares will share in the funds of the Fund remaining for distribution pro rata in accordance with their respective interests in the Fund.

Agreement to be Bound by the LLC Agreement; Power of Attorney; Waiver of Jury Trial

By purchasing a Share, you will be admitted as a member of the Fund and will be bound by the provisions of, and deemed to be a party to, the LLC Agreement. Shareholders should be aware that the LLC Agreement requires that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any litigation relating to the shareholder’s investment in the Fund. The waiver of a jury trial may limit a shareholder’s ability to litigate a claim in a manner that is more favorable to the shareholder. Other investment companies may not impose a similar limitation. A court may choose not to enforce this provision of the LLC Agreement.

Pursuant to the LLC Agreement, each Shareholder and each person who acquires a Share from a Shareholder grants to the Directors and officers of the Fund a power of attorney to, among other things, execute and file documents required for the Fund’s qualification, continuance or dissolution. The power of attorney also grants the Directors and officers of the Fund the authority to make certain amendments to, and to execute and deliver such other documents as may be necessary or appropriate to carry out the provisions or purposes of, the LLC Agreement.

Limitation of Liability and Indemnification; Indemnification and Advance of Expenses

Pursuant to the LLC Agreement, Directors and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Director’s or officer’s duty.

Except as otherwise provided in the LLC Agreement, the Fund will indemnify and hold harmless any current or former Director or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Director or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Director or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Directors and officers prior to a final determination regarding entitlement to indemnification as described in the LLC Agreement.

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Pursuant to the LLC Agreement, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Amendment of the LLC Agreement

Subject to the provisions of the 1940 Act, pursuant to the LLC Agreement, the Board may amend the LLC Agreement without any vote of Shareholders.

Termination and Dissolution

The Fund will continue as a limited liability company until terminated under the LLC Agreement. The Fund will dissolve upon: (i) the election of the Board to dissolve the Fund; (ii) the sale, exchange or other disposition of all or substantially all of the Fund’s assets; (iii) the entry of a decree of judicial dissolution of the Fund; or (iv) at any time that the Fund no longer has any Shareholders, unless the Fund’s business is continued in accordance with the Delaware LLC Act.

ANTI-TAKEOVER PROVISIONS

The LLC Agreement includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, change the composition of the Board, or convert the Fund to open-end status. These provisions may have the effect of discouraging, delaying or preventing attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Directors are elected for indefinite terms and do not stand for reelection. A Director may be removed from office with cause only by action taken by a majority of the remaining Directors (or, in the case of an Independent Director, only by action taken by a majority of the remaining Independent Directors).

The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Shareholders. In particular, the Board is authorized to provide for the issuance of an unlimited amount of one or more classes or series of Shares of the Fund, including preferred shares, and to fix the number of shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.

The Fund is a limited liability company organized under Delaware law. Some provisions of Delaware law may delay or prevent a transaction that would cause a change in control of the Fund. Section 203 of the Delaware General Corporation Law (“DGCL”), which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. The LLC Agreement does not currently elect to have Section 203 of the DGCL apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

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The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the Shares. Thus, the Fund’s Shareholders generally may not effect changes to the LLC Agreement.

PLAN OF DISTRIBUTION

The Fund may offer and sell Securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and a related prospectus supplement, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. Sales of Securities may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on the NYSE.

The prospectus supplement relating to any offering of Securities will describe the terms of such offering, including, as applicable:

●	the names of any agents, underwriters or dealers;
●	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;
●	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;
●	the public offering or purchase price of the offered Securities, the estimated net proceeds the Fund will receive from the sale and the use of proceeds; and
●	any securities exchange on which the offered Securities may be listed.

The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering.

Advertising, Sales and other Promotional Materials

In addition to this Prospectus, the SAI (the “Registration Statement”) and any prospectus supplement, subject to limitations imposed by applicable laws and regulations, the Fund expects to use additional advertising, sales and other promotional materials in connection with the offering, on an immediate, continuous or delayed basis of Common Shares (the “Offering”). These materials may include (1) information relating to this Registration Statement and any prospectus supplement, the past performance of Rise Companies and its affiliates, articles and public advertisements, and audio-visual materials and (2) certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material, in each case only as authorized by the Fund and subject to limitations imposed by applicable laws and regulations. Although these materials will not contain information in conflict with the information provided by this Registration Statement and any prospectus supplement and will be prepared with a view to presenting a balanced discussion of risk and reward with respect to the Fund’s Common Shares, these materials will not give a complete understanding of the Offering, the Fund or the Fund’s Common Shares and are not to be considered part of this Registration Statement or any prospectus supplement. The Offering of the Fund’s Shares is made only by means of this Registration Statement and any prospectus supplement and prospective investors must read and rely on the information provided in this Registration Statement and any prospectus supplement in connection with their decision to invest in the Fund’s Common Shares.

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REPORTS TO SHAREHOLDERS

Shareholders may opt to receive the Fund’s audited annual reports and unaudited semi-annual reports, including a list of investments held, electronically through the Fundrise Platform. For Shareholders who have not opted to receive such reports through the Fundrise Platform, the Fund will send to such Shareholders the Fund’s annual and semi-annual reports. In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to Shareholders reasonably believed to be from the same family or household. Once implemented, a Shareholder must contact the Fund to discontinue householding and request individual copies of these documents by www.fundrise.com (or the Fund’s website at www.getvcx.com). Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

ADMINISTRATOR

Atlantic Fund Administration, LLC, a wholly-owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides certain administration and portfolio accounting services to the Fund. Apex is located at 190 Middle Street, Suite 101, Portland, Maine 04101.

CUSTODIAN AND TRANSFER AGENTS

The Bank of New York Mellon (“BNY”), which has its principal offices at 240 Greenwich Street, New York, New York, 10286, serves as the custodian for the securities and cash of the Fund’s portfolio pursuant to a Custody Agreement with the Fund. Under the Custodian Agreement, BNY holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to their duties. The Fund may decide in the future to self-custody its assets, including securities, cash and other assets. In the event that the Fund elects to self-custody assets in the future, the Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.

Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A. (together with Computershare, Inc., “Computershare”), which has its principal office at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) is the independent registered public accounting firm for the Fund and performs an annual audit of the Fund’s financial statements. KPMG is located at Suite 4000, 1735 Market Street, Philadelphia, PA 19103-7501.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as the Fund’s legal counsel.

Stradley Ronon Stevens & Young, LLP, located at 2000 K Street N.W. Suite 700 Washington, D.C. 20006 serves as the Fund’s legal counsel with respect to this Registration Statement.

INCORPORATION BY REFERENCE

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering will be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

●	The Fund’s SAI, dated September 9, 2026:
●	The Fund’s annual report on Form N-CSR for the fiscal year ended March 31, 2026; and
●	The description of the Common Shares contained in the Fund’s Registration Statement on Form 8-A (File No. 001-43180) filed with the SEC on March 4, 2026, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The information incorporated by reference is considered to be part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information. Incorporated materials not delivered with the Prospectus may be obtained, without charge, by writing the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at www.getvcx.com.

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ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. The complete Registration Statement, including the exhibits filed therewith, may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of this Prospectus or the SAI without charge.

Statements contained in this Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at www.getvcx.com.

All dealers that effect transactions in Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

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Fundrise Innovation Fund, LLC

STATEMENT OF ADDITIONAL INFORMATION

September 9, 2026

This Statement of Additional Information (the “SAI”) relating to common shares (“Common Shares”) of limited liability company interests of the Fundrise Innovation Fund, LLC (the “Fund”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated September 9, 2026 (the “Prospectus”) and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing such shares. Investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing. A copy of the Prospectus may be obtained upon request and without charge by writing to the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website www.getvcx.com, In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated March 31, 2026, are incorporated herein by reference.

The Prospectus and other information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.

GENERAL INFORMATION AND HISTORY

Fundrise Innovation Fund, LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on June 7, 2021 under the laws of Delaware and operates pursuant to a Limited Liability Company Agreement of the Fund dated May 6, 2022, as amended and/or restated to date (the “LLC Agreement”). The Fund’s principal office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 and its telephone number is (202) 584-0550.

The Fund’s currently outstanding common shares of limited liability company interests (the “Common Shares”) are listed on the New York Stock Exchange (the “NYSE”) under the symbol “VCX.”

Each Share of the Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share of the Fund is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Board of Directors of the Fund (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s management and operations. Fundrise Advisors, LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser.

The Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies, as well as the principal investment risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies or risks of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Prospectus, should not be considered to be a principal investment strategy or principal risk.

The Fund may engage in any of the investment strategies or purchase any of the investments described below.

Certain Portfolio Securities and Other Operating Policies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments, including derivatives, that have economic characteristics similar to investments in technology companies. For this purpose, securities of technology companies include equity and debt securities of private and public companies operating in the information technology and telecommunication services sectors as well as technology-related companies in other sectors and industries, including: advertising (AdTech); sales and marketing technology; media; biotechnology (BioTech); health care equipment and supplies; health care technology; pharmaceuticals; artificial intelligence; data and analytics; design tech; education technology (EdTech); financial services technology (FinTech); real estate technology (PropTech); meaning companies that develop or provide technology-enabled products and services for the acquisition, development, financing, construction, operation, management, leasing, sale or use of real estate, including property-management software, real estate marketplaces, construction technology, building systems, real estate AI, and related data and analytics platforms; gaming; internet services; manufacturing technology; entertainment; mapping; payments; privacy & security; science and engineering; energy and sustainability technology; energy equipment and services; technology hardware, storage and peripherals; software; electronic equipment, instruments and components; communications equipment; semiconductors and semiconductor equipment; agriculture; transportation; commercial services and supplies; chemicals; synthetic materials; aerospace and defense; and nanotechnology.

The Fund seeks to achieve its investment objective by investing in private and public technology companies directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) and debt securities of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives, exchange-traded funds and other pooled investment vehicles) that have economic characteristics similar to investments in technology companies. Earlier mid-stage growth companies are privately held companies that typically have met certain key development milestones (for example, first customer orders or first revenue shipments) and have some product or service revenue, but are still operating at a loss. Later mid-stage growth companies are privately held companies that typically have product or service revenue and have recently achieved breakthrough measures of financial success, such as operating profitability or break-even or positive cash flows. Late-stage companies are publicly and privately held companies that have typically demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late- stage companies have generally reached a point of meaningful revenue generation from their core business operations with strong financial indicators of product-market fit. Late- stage companies that are privately held may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles (commonly referred to as venture capital funds) and other institutional investment groups (“venture-backed companies”).

The ability to invest in privately held, mid-to-late-stage technology companies can offer the potential to capture more upside potential than investments in the securities of technology companies that are already publicly traded. The Fund’s portfolio management team seeks to capture this value accretion, or what may be referred to as a private-public valuation arbitrage, by investing primarily in Portfolio Companies that they believe have high growth potential.

The Fund generally seeks to invest in primary and secondary offerings of Portfolio Companies with the goal of remaining invested until a liquidity event occurs, including but not limited to a public offering of the Portfolio Company’s shares, another round of private fundraising, or a sale or merger of the Portfolio Company. Upon the occurrence of a liquidity event with respect to a Portfolio Company, such as an initial public offering or a merger or acquisition transaction, the Fund may or may not choose to sell its investment in the Portfolio Company. Notwithstanding the occurrence of such a liquidity event, the Fund may continue to hold securities of Portfolio Companies after those companies have gone public. This investment strategy is generally referred to as “Buy and Hold.” The Fund may also obtain indirect exposure in Portfolio Companies by purchasing units or shares in pooled investment vehicles and similar arrangements, including special purpose vehicles (“SPVs”), Co-Investment Vehicles (“CIVs”), limited liability companies, limited partnerships, trusts, and other entities or arrangements, organized in or outside the United States, that are not registered under the 1940 Act, whether in reliance on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, or any other exclusion or exemption, and other vehicles (each, a “Private Vehicle”) that hold, directly or indirectly through one or more additional Private Vehicles, equity, equity-related, or other securities or instruments providing economic exposure to one or more Portfolio Companies. Pooled investment vehicles include investment companies, exchange-traded funds, money market funds and private funds. The CIVs and SPVs in which the Fund expects to make indirect investments are private investment vehicles managed by unaffiliated managers that are designed to provide the Fund and other accredited investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. An SPV or CIV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV or CIV may have with a private company or its founders and/or key employees. Individual CIVs and SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and different economic experience than if the Fund were to hold interests in the underlying private companies directly. The types of CIVs and SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered into between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Fund invests will not provide the Fund with voting rights with respect to the SPVs or underlying private companies. Private Vehicles will typically not be controlled by the Fund. Such investments may include investments made through “secondary transactions,” in which the Fund acquires an interest in an existing Private Vehicle from another investor.

The securities held or to be acquired by SPVs, CIVs and other Private Vehicles in which the Fund invests may be subject to transfer restrictions. There is no guarantee that any such restriction will be waived or that any required consent will be obtained. The time required to obtain an issuer’s consent to waive transfer restrictions is not within the Fund’s control or knowledge and will vary by issuer and transaction. Based on the experience of the Adviser and its affiliates, the Fund expects that such a consent, if obtained, would generally be obtained within 15 to 90 days. If a restriction is not waived, a Private Vehicle may be unable to acquire the securities, in which case the Fund may not obtain the exposure to the Portfolio Company that it sought when it subscribed for its interest, or may be unable to dispose of the securities, in which case the Fund’s realization of its indirect investment may be delayed or reduced.

The Fund may conduct certain of its investments through one or more subsidiaries. “Subsidiary” means (1) any Private Vehicle or other entity to which the Fund contributes substantially all of its assets, or (2) any entity that is primarily controlled by the Fund and that primarily engages in investment activities in securities or other assets. The Fund will comply with the provisions of the 1940 Act governing investment policies (Section 8) on an aggregate basis with any Subsidiary. The Fund will comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregate basis with any Subsidiary, such that the Fund will treat any Subsidiary’s debt as its own for purposes of Section 18. Any of a Subsidiary’s principal investment strategies and principal risks that constitute principal investment strategies and principal risks of the Fund will be disclosed as principal strategies and principal risks of the Fund.

Notwithstanding the foregoing, investments in mid-to-late-stage companies involve a considerable amount of risk given their shorter operating history relative to established public companies, the businesses’ need for additional capital to maintain growth, and the general illiquidity of their securities. The Portfolio Companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings that dilute the Fund’s holdings, bankruptcy or liquidation, and consequently the reduction or loss of the value of the Fund’s portfolio investment. Additionally, because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses, and the Adviser may not be able to obtain all of the material information that would be generally available for public company investments. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Investors in the Fund need to understand that such companies carry a high degree of investment risk because many of these firms may fail or not achieve their performance or financial objectives. There is no guarantee that the Fund’s investments in Portfolio Companies will increase in value, and the market value of the Fund’s investments may decline substantially before the Fund is able to sell them, resulting in significant losses to the Fund and its shareholders.

The Fund expects that many of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies. The Fund will make investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. The Fund’s holdings of equity and debt securities in Portfolio Companies may require several years to appreciate in value, and there is no assurance that such appreciation will occur. Due to the illiquid nature of certain of the Fund’s equity investments and transfer restrictions that private equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so, or at all. The equity securities in Portfolio Companies in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than the Fund’s cost basis in the securities). In addition, the Fund’s investments in Portfolio Companies will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities held by the Fund may decline substantially before the Fund is able to sell the securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

The Fund expects to invest in Portfolio Companies by purchasing call options or acquiring warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time and/or by entering into equity forward contracts, which are customizable derivative contracts between two parties to buy or sell a specific number of underlying equities, a basket of equities or equities comprising an index at a specified price on a future date. The Fund also may invest in other derivative instruments, including but not limited to options contracts (including options on securities, bonds, currencies, interest rates, indices or swaps), futures contracts, options on futures contracts, forward contracts, indexed securities, credit linked notes, caps, collars, floors, and swaps (including interest rate, credit default, equity index and total return swaps) for other investment, hedging and risk management purposes. The forward contracts into which the Fund will enter may be subject to transfer restrictions. There is no guarantee that any such restriction will be waived. If a waiver of transfer restriction on the underlying issuer’s stock is not obtained, the Fund will not actually have exposure to the underlying security.

The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in Portfolio Companies may also be made through special purpose vehicles.

The types of debt securities in which the Fund may invest include (i) corporate debt securities, including bonds, notes and debentures, of public and private technology and technology-related companies; (ii) convertible debt securities and other convertible instruments; (iii) directly originated or privately negotiated debt investments, including secured and unsecured loans, promissory notes and venture debt, made to, or acquired with respect to, Portfolio Companies; (iv) asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities and other structured or securitized debt instruments, including instruments collateralized by data center and other technology-related infrastructure assets; and (v) U.S. treasury bills and other short-term debt instruments, including instruments held for cash management or temporary defensive purposes.

The Fund may also make indirect investments in Portfolio Companies by purchasing units or shares of Private Vehicles that provide the Fund with economic exposure to the equity of one or more Portfolio Companies. Private Vehicles will typically not be controlled by the Fund. Such investments may include investments made through “secondary transactions,” in which the Fund acquires an interest in an existing Private Vehicle from another investor.

Investments in Private Vehicles provide indirect economic exposure to one or more Portfolio Companies, while direct investments in Portfolio Companies provide direct exposure. Investments in Private Vehicles may have different economic characteristics and return profiles than direct investments in the underlying Portfolio Companies because of, among other things, the applicable vehicle structure, fees and expenses, carried interest arrangements, governing terms and other investment-specific factors.

The Fund may obtain exposure to privately held companies through a range of structures, and the Adviser expects the structures it uses to vary based on the opportunity, the counterparty, and prevailing market practice. The discussion below describes certain characteristics common to the Private Vehicles through which the Adviser currently expects the Fund will most frequently invest. It is not a limitation on the structures the Fund may use, and the terms of any particular Private Vehicle may differ materially from those described.

Private Vehicles are typically formed by the Private Vehicle’s manager (which is unaffiliated with the Fund and the Adviser) in connection with a specific investment opportunity that has been identified through the sponsor’s proprietary sourcing efforts, industry relationships, or transaction pipeline. The Private Vehicle’s underlying investment may include equity interests or other structured investments in operating companies or assets that meet the Fund’s investment criteria. The Private Vehicle manager is responsible for implementing the investment strategy, monitoring the underlying investment, and administering the Private Vehicle’s operations. The obligations of a Private Vehicle to its investors are established by its governing documents and vary considerably. Some Private Vehicles may not be subject to custody requirements comparable to those applicable to the Fund, may not furnish audited financial statements or periodic reporting, and may provide the Fund with limited information about the underlying investment or its valuation. The scope and frequency of reporting and other obligations vary by Private Vehicle and are governed by the Private Vehicle’s operating or partnership agreement. In most cases, the manager of a Private Vehicle is not affiliated with the Fund or the Adviser or its affiliates, and neither the Adviser nor its affiliates play a role in creating, structuring, or managing the Private Vehicles or receives compensation from the Private Vehicles. To the extent that ongoing management fees are charged by a Private Vehicle, they will be reflected in the fee table to the extent required by applicable Commission rules and forms. In certain circumstances, however, the Fund may invest through a vehicle formed, sponsored, or managed by the Adviser or an affiliate, including for purposes of aggregating a co-investment or accommodating a counterparty’s transfer requirements. Any such investment will be effected in accordance with the applicable requirements of the 1940 Act and the Advisers Act, including any applicable exemptive relief and policies and procedures approved by the Board.

The Fund expects the Private Vehicles in which it invests to generally be single-purpose vehicles organized to acquire and hold the securities of a single identified Portfolio Company, and the Fund does not intend to invest in a Private Vehicle unless it can identify the underlying Portfolio Company to which the Private Vehicle provides exposure.

Before investing, the Adviser engages in a robust due diligence process, which includes reviewing the Private Vehicle’s organizational and offering documents, including its operating or limited partnership agreement and subscription documents, to confirm that the vehicle’s stated purpose is limited to acquiring and holding securities of the identified Portfolio Company and that the vehicle is restricted from making other investments. The Adviser also engages outside counsel to review the agreements. In addition, the Adviser seeks to diligence confidential materials (subject to standard non-disclosure agreements) provided by the manager of the Private Vehicle about the Portfolio Company, for instance including company financials, management presentations, technology specifications, and other key internal portfolio company data. The Adviser also seeks documentation confirming the vehicle’s ownership of, or contractual right to acquire, those securities, which may include the purchase agreement for the underlying securities, the Portfolio Company’s consent to or confirmation of the transfer, an extract from the Portfolio Company’s capitalization table, evidence of book-entry or certificated ownership, review of share certificates from the Portfolio Companies typically through Carta or Shareworks, closing confirmations, or a certification from the Private Vehicle Manager. Where obtainable, the Adviser seeks confirmation directly from the Portfolio Company. The Adviser’s diligence of the Private Vehicle Manager includes its background and track record, its regulatory status, and the vehicle’s custody, audit and reporting arrangements, and the Adviser seeks to negotiate information rights in the subscription documents requiring the manager to report the vehicle’s holdings and any disposition of them.

Following investment, the Adviser monitors the Private Vehicle’s holdings through capital account statements, periodic reports, audited financial statements, tax reporting and confirmations from the Private Vehicle Manager, and reviews the Fund’s holdings periodically.

Interests in Private Vehicles are typically offered through private placements exempt from registration under the Securities Act of 1933 and are generally available only to accredited investors or qualified purchasers. The Fund may acquire its interests, including through negotiated subscriptions or secondary purchases, subject to the Private Vehicle’s governing documents.

Private Vehicles typically assess fees and expenses that may include, among others: (i) organizational and offering expenses; (ii) ongoing administrative, accounting, legal, and audit expenses; and (iii) management fees and, in some cases, performance-based compensation payable to the sponsor. Fee levels vary by transaction but can include management fees, which can be structured as annual fees generally in the 0-2% range, or one-time up-front fees generally in the 0-10% range. Private Vehicle managers sometimes receive carried interest generally between 0-20% based on realized returns. Fees and carried interest outside these ranges may apply.

These fees and expenses reduce the net returns available to Private Vehicle investors, including the Fund, and will be considered by the Adviser in evaluating the overall economics, valuation, and expected risk-adjusted return of the investment.

The Fund may use private secondary marketplaces as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. In addition, the Fund may also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. The Fund believes that the reputation of our investment professionals within the industry and established history of investing may afford us a favorable position when seeking approval for a purchase of shares subject to such limitations. There can be no assurance that any required consent, waiver, or approval will be obtained.

The Fund is under no obligation to invest through any particular structure and may invest directly, through one or more wholly owned subsidiaries, through vehicles formed, sponsored, or managed by the Adviser or its affiliates, through joint ventures or co-investment arrangements, through forward purchase agreements, convertible or other structured instruments, or through such other arrangements as the Adviser determines to be appropriate, in each case consistent with the Fund’s investment objective and policies and applicable law.

The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in the equity or debt securities of companies that are not technology companies. During temporary defensive periods, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its net assets (plus the amount of any borrowings for investment purposes) in cash, cash equivalents (highly liquid investments with original maturities of three months or less), short-term investments and short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be implemented timely (or at all) or, if implemented, will be successful.

The Fund may also enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due.

Below Investment Grade (“High Yield” or “Junk”) Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of investments held by the Fund with a commensurate effect on the value of the Shares.

Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value (“NAV”) per Share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. The SEC finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for the Fund to execute certain investment strategies, and may adversely affect the Fund’s performance.

Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, are deemed creditworthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.  The SEC finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for the Fund to execute certain investment strategies, and may adversely affect the Fund’s performance.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Loan Origination

The Fund may originate loans, including, without limitation, to public or private entities of all types, including loans to U.S. and non-U.S. borrowers. The Fund may originate loans to borrowers that are unrated or have credit ratings that are determined by one or more nationally recognized statistical rating organizations and/or the Adviser to be below investment grade. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law.

The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. The results of the Fund’s origination activities depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to Fund shareholders. If the Fund is unable to sell, assign, or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. The Fund will be responsible for the fees and expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be borne by the Fund and indirectly borne by the shareholders.

Loan origination subjects the Fund to risks associated with debt instruments more generally, including credit risk, prepayment risk, valuation risk, and interest rate risk. Competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. In addition, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser will be able to identify and make investments that are consistent with its investment objectives.

Loan originators are subject to certain state law licensing and regulatory requirements and loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations, regulatory actions, or private lawsuits may adversely affect such companies’ financial results. To the extent the Fund engages in loan origination and/or servicing, the Fund will be subject to enhanced risks of litigation, regulatory actions, and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties, or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Derivatives

The Fund may use various investment strategies described below for investment, hedging and risk management purposes. Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include futures, options, forwards and swaps.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. For instance, the Fund will use derivatives only to the extent such derivatives are consistent with the requirements of the Code for qualification as a RIC for U.S. federal income tax purposes.

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses can be greater than if derivatives had not been used.

When conducted outside the United States, derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission (“CFTC”), foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuate. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. As noted in the Prospectus, the Fund expects to invest in Portfolio Companies by purchasing call options. The Fund also may invest in options for other investment, hedging and risk management purposes. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/ or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise a call option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Adviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call) for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the NAV of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Forward Contracts. As noted in the Prospectus, the Fund expects to invest in Portfolio Companies by entering into equity forward contracts. A forward contract is an over-the- counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk. The Fund anticipates that the equity forward contracts it will enter into will be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund). Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default.

Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Adviser deems to be creditworthy. The Adviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid high grade debt securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

Percentage limitations described in this SAI are at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations in the Fund’s portfolio securities.

The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency- indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Exclusion of Adviser from Commodity Pool Operator Status. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Leverage. The Fund may obtain leverage through its use of derivatives. Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires mutual funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit on their use of certain derivatives and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount (that is, the fund’s derivatives exposure does not exceed 10 percent of its net assets, as calculated in accordance with Rule 18f-4) is not subject to all the requirements of Rule 18f-4. As of the date of this SAI, the Fund qualifies as a limited derivatives user as described in Rule 18f-4. Rule 18f-4 could have an adverse effect on the Fund’s performance and ability to implement its investment strategies. There is no guarantee that the requirements of Rule 18f-4 that are applicable to the Fund will be effective in reducing the risks inherent in the Fund’s derivative investments.

Senior Securities. Senior securities are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets.

Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash, with which to satisfy its distribution requirements, which could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Private Investment Vehicles

The Fund’s investments in Private Vehicles are subject to a number of risks, including the following:

Illiquidity and Transfer Restriction Risks. Private Vehicle interests are expected to be illiquid and subject to restricted marketability, and the realization of investments from them may take considerable time and/or be costly. In addition, the securities held or to be acquired by SPVs, CIVs and other Private Vehicles in which the Fund invests may be subject to transfer restrictions. There is no guarantee that any such restriction will be waived or that any required consent will be obtained. The time required to obtain an issuer’s consent to waive transfer restrictions is not within the Fund’s control or knowledge and will vary by issuer and transaction. Based on the experience of the Adviser and its affiliates, the Fund expects that such a consent, if obtained, would generally be obtained within 15 to 90 days. If a restriction is not waived, a Private Vehicle may be unable to acquire the securities, in which case the Fund may not obtain the exposure to the Portfolio Company that it sought when it subscribed for its interest, or may be unable to dispose of the securities, in which case the Fund’s realization of its indirect investment may be delayed or reduced.

Limited Operating History and Due Diligence Risks. Some of the Private Vehicles in which the Fund invests may have only limited operating histories. Although the Adviser seeks to receive detailed information from each Private Vehicle regarding its business strategy and any performance history, including audited financial statements, in most cases the Adviser will have little or no means of independently verifying this information. The Fund may in its sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where the Fund believes that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as where the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there therefore may be a shorter due diligence process. In addition, the Adviser may rely upon independent consultants or advisers in connection with their evaluation of proposed investments and may consider the diligence of potential co-investors or strategic partners. There can be no assurance that these consultants, advisers, co-investors or strategic partners will accurately evaluate such investments, and such involvement of third-party consultants, advisers, co-investors or strategic partners may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. As a result of any or all of these circumstances, the due diligence investigation that the Fund carries out with respect to any such investment opportunity may not reveal or highlight all material risks associated with such investment opportunity, which may have otherwise been discovered with a more thorough process, especially when there is a compressed diligence timeframe and/or heightened competition for an investment, where there may be limited publicly available information with respect to a particular company or its executives, where because of the size or other aspects of an investment limited information is made available to the Adviser by the prospective portfolio company, or in circumstances where all or a portion of such due diligence is conducted remotely.

Cash Flow and Distribution Risks. Private Vehicles may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Private Vehicles and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Private Vehicles. Then, as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Private Vehicle’s investments are successful.

Valuation Risks. Private Vehicle interests are ordinarily valued based upon valuations provided by the Private Vehicle Manager, which may be received on a delayed basis. Certain securities in which the Private Vehicles invest may not have a readily ascertainable market price and are fair valued by the Private Vehicle Managers. A Private Vehicle Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Private Vehicle Manager’s compensation. The Adviser will review and perform due diligence on the valuation procedures used by each Private Vehicle Manager and monitor the returns provided by the Private Vehicles. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Vehicle Manager, the accuracy of the valuations provided by the Private Vehicle Managers, that the Private Vehicle Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Vehicle Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Private Vehicle Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Private Vehicle Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever. Inaccurate valuations provided by Private Vehicles could materially adversely affect the value of Shares.

Fees and Expenses Risks. The Fund will pay asset-based or commitment-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Private Vehicles. Such fees and performance-based compensation are in addition to the Fund’s own Management Fee. In addition, performance-based fees charged by Private Vehicle managers may create incentives for the Private Vehicle managers to make risky investments, and may be payable by the Fund to a Private Vehicle manager based on a Private Vehicle’s positive returns even if the Fund’s overall returns are negative. Fund shareholders will indirectly bear a proportionate share of the fees and expenses of the Private Vehicles, in addition to a proportionate share of the expenses of the Fund.

Regulatory Restriction Risks. The Fund may be precluded from acquiring an interest in certain Private Vehicles due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Private Vehicles. The Adviser also may refrain from including a Private Vehicle in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to a Private Vehicle or as part of a direct investment. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Private Vehicle or direct investments than other clients of the Adviser.

Capital Call Risks. If the Fund fails to satisfy capital calls to a Private Vehicle in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Private Vehicle. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Private Vehicles or otherwise impair the value of the Fund’s investments.

Early Termination Risks. The governing documents of a Private Vehicle generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Private Vehicle prior to the end of its stated term. Early termination of a Private Vehicle in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Shareholder Rights and Protections Risks. Although the Fund will be an investor in a Private Vehicle, Shareholders will not themselves be equity holders of that Private Vehicle and will not be entitled to enforce any rights directly against the Private Vehicle or the Private Vehicle Manager or assert claims directly against any Private Vehicles, the Private Vehicle Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Private Vehicles that may be available to the Fund as an investor in the Private Vehicles. In addition, Private Vehicles generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Private Vehicles, will not have the benefit of the protections afforded by 1940 Act. Private Vehicle Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Private Vehicles managed by such Private Vehicle Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Over-Commitment. Commitments to Private Vehicles generally are not immediately invested. Instead, committed amounts are drawn down by Private Vehicles and invested over time, as underlying investments are identified-a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Private Vehicle’s drawdowns. During this period, investments made early in a Private Vehicle’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Private Vehicles do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Private Vehicle. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Private Vehicles. This may result in the Fund making commitments to Private Vehicles in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Private Vehicle will increase. The Fund maintains cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Private Vehicles.

Underlying Investment Risks. The Fund is subject to the risks associated with its Private Vehicles’ underlying investments. The investments made by Private Vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Private Vehicle invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

In connection with making an investment in a Private Vehicle, the Fund may decide to pledge some or all voting rights in a Private Vehicle to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Fund, and if the Adviser determines that the Fund should not agree to pledge such voting rights, it may result in the Fund being excluded from the investment opportunity.

Concentration Risks. A Private Vehicle Manager may focus on a particular industry or sector, which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Private Vehicle Manager may focus on a particular country or geographic region, which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Private Vehicles may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

Portfolio Company Management Risks. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Private Vehicle may invest. The success of each investment made by a Private Vehicle will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Secondary Investment Risks. The Fund may make secondary investments in Private Vehicles by acquiring the interests in the Private Vehicles from existing investors in such Private Vehicles (and not from the issuers of such investments). In such instances, as the Fund will not be acquiring such interests directly from the Private Vehicle, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of secondary investment opportunities that will be presented to the Fund.

In addition, valuation of secondary investments in Private Vehicles may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Private Vehicles may own securities. Moreover, the purchase price of secondary investments in such Private Vehicles generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase secondary investments in Private Vehicles at attractive discounts to their respective net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its secondary investments, the structure of such acquisitions and the overall success of the Private Vehicle.

Secondary investments in a Private Vehicle may be acquired at a discount to that Private Vehicle’s NAV. Secondary investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. To the extent any gains on the secondary investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to stockholders is disclosed in “Certain U.S. Federal Income Tax Considerations.”

Conversely, a secondary investment in a Private Vehicle sold by the Fund at a discount will result in a realized loss, and a corresponding decrease in the Fund’s NAV and performance equal to the difference between the value of the secondary investment as reflected in the books and records of the Fund and the negotiated sale price.

The valuation of the Fund’s secondary investments in Private Vehicles is ordinarily determined based upon valuations provided by the Private Vehicle Managers, when available, and is subject to the same risks associated with the reliance on valuations provided by the Private Vehicle Managers as the primary investments in Private Vehicles.

There is significant competition for secondary investments. Many institutional investors, including fund-of- funds entities, as well as existing investors of Private Vehicles may seek to purchase secondary investments of the same Private Vehicle which the Fund may also seek to purchase. In addition, some Private Vehicle Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Private Vehicle Managers also may be partial to secondary investments being purchased by existing investors of their Private Vehicles. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. Rights of first refusal are a common feature of the governing documents of private vehicles and of the organizational and shareholder agreements of privately held companies. A right of first refusal typically provides that, before an existing investor may transfer its interest in a private vehicle (or a stockholder may transfer its shares in a portfolio company) to a proposed purchaser such as the Fund, the interest must first be offered, on the same terms (including price) negotiated with the proposed purchaser, to the holder of the right (often the private vehicle’s manager or general partner, one or more of the other existing investors, or the underlying company or its other equity holders), which then has a specified period (e.g., 15 to 90 days) within which to elect to acquire the interest on those terms. If the holder exercises its right, the seller must sell the interest to that holder rather than to the Fund, and the Fund will not acquire the interest, even if the Fund identified and negotiated the opportunity and incurred due diligence and other costs in pursuing it.

The existence of rights of first refusal may reduce the number of secondary investment opportunities available to the Fund and may prevent the Fund from completing a secondary investment it has sourced and negotiated. Because the holders of such rights often have greater or more current information about the private vehicle or the underlying company than the Fund, they may exercise their rights selectively with respect to the most attractive interests, with the result that the interests that remain available to the Fund may be comparatively less attractive and the Fund’s offer may in effect serve only to establish the price at which such a holder acquires the interest. The exercise, or potential exercise, of a right of first refusal may also delay the completion of a transaction and may otherwise affect the price, terms and availability of secondary investments. There can be no assurance that the Fund will be able to complete any particular secondary investment that is subject to a right of first refusal. No assurance can be given that the Fund will be able to identify secondary investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such secondary investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such secondary investments.

At times, the Fund may have the opportunity to acquire a portfolio of Private Vehicle interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Private Vehicle interests may be less attractive than others, and certain of the Private Vehicle Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those secondary investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Rights of First Refusal and Similar Rights May Prevent the Fund from Acquiring Investments It Has Sourced and May Delay or Reduce the Proceeds of Its Dispositions

Securities of privately held companies, and interests in privately offered vehicles holding such securities, are commonly subject to rights of first refusal and similar rights, including rights of first offer, co-sale and tag-along rights, preemptive and pro rata participation rights, and issuer or investor consent requirements. Such a right generally requires a proposed transfer to be offered first to the holder of the right, on the same terms negotiated with the proposed transferee. If the holder exercises the right, the seller must sell to that holder instead.

These rights may delay a transaction, prevent it altogether, or reduce the size of the position the Fund acquires or sells. The Fund will generally not be a party to the agreements creating these rights and cannot waive, contest or enforce them. Where the Fund invests through a Private Vehicle, those determinations rest with the Private Vehicle Manager, whose interests may differ from the Fund’s. These rights may affect the Fund in each of the following circumstances:

Acquisition of securities of a Portfolio Company from an existing holder. Securities must first be offered to the holder of the right. Co-sale rights may also reduce the number of securities available to the Fund.

Participation in a primary financing round. Preemptive or pro rata rights may reduce or eliminate the Fund’s allocation and dilute its position in later rounds.

Disposition of securities held directly by the Fund. These rights also operate against the Fund as seller, delaying or preventing a sale or reducing its proceeds. Because a holder will exercise only at a favorable price, the Fund’s best opportunities to sell are the likeliest to be taken. Any resulting delay may impair the Fund’s liquidity, including its ability to fund repurchase offers.

Acquisition of an interest in a Private Vehicle from an existing investor. The manager or other investors typically hold a right of first refusal and a consent right over transfers, and may prefer that existing investors acquire the interest.

Acquisition and disposition of underlying securities by a Private Vehicle. The Private Vehicle may acquire fewer securities than anticipated, or none, and the Fund may not obtain the exposure it sought. On the sell side, disposition may be delayed or prevented, which delays or reduces the Fund’s realization because the Fund realizes value only when the Private Vehicle distributes proceeds or securities.

Disposition by the Fund of its interest in a Private Vehicle. The Fund may be unable to sell its interest when it wishes, may sell only after a delay or below carrying value, or may be required to sell to a purchaser it did not select.

Investments providing for future delivery of securities. A counterparty’s ability to deliver at settlement may depend on rights applicable to the securities at that time, and the Fund may receive nothing or less than expected.

Conversion of convertible instruments. Securities received on conversion of a SAFE or convertible note become subject to the restrictions applicable to the Portfolio Company’s other securities of that class, even though none applied to the instrument itself.

General SPV Risks

Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we will typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies.

Some SPVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in an SPV, we own interests in the SPV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

General Co-Investment Vehicle Risks

In addition to SPVs, the Fund may invest in Co-Investment Vehicles (“CIVs”), which are investments in a primary round of an issuer. A primary financing round is the first time a private company raises capital from outside investors. CIVs are typically organized by a lead investor, such as a venture capital fund or institutional investor, that negotiates the terms of the investment with the issuer. Because the Fund will generally participate as a co-investor rather than as the lead investor, the Fund will have limited or no ability to negotiate the economic or governance terms of the investment, including valuation, liquidation preferences, anti-dilution protections, board representation and information rights.

As with our investments in SPVs, CIV investments will typically require us to bear a pro rata share of the CIV’s expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because CIVs are organized by managers unaffiliated with us and we will typically be one of many investors in the CIV, in purchasing an CIV interest, we entrust all aspects of the management of the CIV to its manager. CIVs are generally organized as limited liability companies. Some CIVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, CIVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in CIV may differ from the value of the underlying securities were we to hold such securities directly. Finally, as investors in a CIV, we own interests in the CIV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual CIVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

Underlying Funds

The Fund may invest in securities of other underlying funds, including exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances, a prohibition on the Fund from acquiring more than 3.00% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund, if (i) immediately after such purchase or acquisition not more than 3.00% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.25%. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s Shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for so-called “funds of funds.” The Fund may also rely on Rule 12d1-4 under the 1940 Act, which allows a fund to acquire shares of an underlying fund in excess of the statutory limits described above. Funds of funds arrangements relying on Rule 12d1-4 are subject to several conditions, including (among others) with respect to control and voting shares of an underlying fund; certain findings relating to complexity, fees and undue influence; fund of funds investment agreements; and general limitations on an underlying fund’s investments in other investment companies and private funds. The limitations placed on underlying funds under Rule 12d1-4 may impact the ability of the Fund to invest in an underlying fund or may impact the investments made by such underlying fund.

ETFs are shares of unaffiliated investment companies issuing shares, which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. technology companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio investment. Such a delay could result in possible liability to a purchaser of the investment.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of any offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed- income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio investments. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.”

Liquidation of Fund

The Board may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to Shareholders. In the event of the liquidation of the Fund, Shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. The value of an investment in the Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to Shareholders, resulting in a gain or loss for tax purposes, depending upon a Shareholder’s basis in his or her shares of the Fund. In the event of a liquidation of the Fund, a Shareholder will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the Shareholder, and a Shareholder may receive an amount in liquidation less than the Shareholder’s original investment.

Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Artificial Intelligence Tools Risk

The Adviser and its affiliates use certain AI tools as general productivity and operational support tools and may adopt other such tools for use in the future. Investment decisions for the Fund are made by the Adviser’s investment committee and are not made by or delegated to AI tools. As of the date hereof, these tools include enterprise generative artificial intelligence services, based on large language models, that are provided by third parties (currently Google LLC (Gemini), OpenAI (ChatGPT) and Anthropic, PBC (Claude)), and are made available to the Adviser and its affiliates under enterprise arrangements maintained by Rise Companies.

The use of these tools subjects the Fund to a number of risks. Generative AI tools may produce output that is inaccurate, incomplete, outdated or fabricated, and may do so in a manner that appears authoritative. The Adviser relies on human review to verify output and to govern the use of these tools, which may prove inadequate, may not keep pace with the development of these tools or may not be followed. To the extent inaccurate output is not detected and is reflected in research summaries, memoranda, diligence materials, valuation inputs, operational or compliance reports or other work product, errors may propagate into the Adviser’s processes, including into materials considered by the investment committee.

These tools are developed and maintained by third parties under enterprise arrangements maintained by Rise Companies, and neither the Fund nor the Adviser controls the underlying models or has recourse against the providers. A provider may modify, degrade, discontinue or change the terms of a tool, or may experience outages or security incidents, any of which could disrupt the Adviser’s operations and increase the Fund’s expenses. Laws, regulations and regulatory expectations concerning the use of artificial intelligence by investment advisers are developing rapidly, including with respect to supervision, compliance and the maintenance of books and records. Compliance may increase the Adviser’s costs, and any failure to comply could subject the Adviser or its affiliates to regulatory action, litigation or reputational harm, any of which could adversely affect the Adviser’s ability to manage the Fund. The Adviser may adopt additional tools or expand their use at any time without notice to Shareholders, which may increase these risks.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, such as on-going conflicts involving Russia and Ukraine and in the Middle East, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including Fundrise Advisors, LLC as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price the Fund’s investments. These and other developments may adversely affect the liquidity of the Fund’s investments.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third-party service providers, trading counterparties or issuers in which the Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cybersecurity breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cybersecurity failures or breaches may result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the fund and its service providers to plan for or respond to a cyberattack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

The Adviser, the Fund, related service providers, and other market participants may utilize artificial intelligence technologies in business operations. It is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. Moreover, recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Adviser and the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers in which a Fund may invest, trading counterparties or third–party service providers to the Fund. There is also a risk that cybersecurity breaches may not be detected. The Fund and its Shareholders could be negatively impacted as a result.

Risks Related to Regulatory Matters

The Fund is subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Fund and any of its subsidiaries will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Fund will be subject to regulation by the SEC, the IRS, and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Fund fails to comply with any of the regulations that apply to its business, the Fund could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Fund’s lack of compliance with applicable law could result in, among other penalties, the Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Fund’s business and financial condition. The Fund’s internal policies may not be effective in all regards and, further, if the Fund fails to comply with its internal policies, it could be subjected to additional risk and liability. However, the Adviser, the Fund and their affiliates do not provide investment advice regarding the decision to invest in, hold or sell the Fund’s Shares.

Legislative and regulatory initiatives impose restrictions and requirements on financial institutions that could have an adverse effect on the Fund’s business.

The financial industry has become more highly regulated in recent years. Although recent leadership changes within the federal government and at the financial regulators and the SEC may result in changes in the regulatory environment as compared to recent years, there may continue to be, a relatively high frequency of regulatory investigations of the trading and other investment activities of registered investment companies. Such investigations may impose additional expenses on the Fund, may require the attention of senior management of the Adviser and may result in fines if the Fund is deemed to have violated any regulations.

Laws intended to prohibit money laundering may require Fundrise to disclose investor information to regulatory authorities.

The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) requires that financial institutions establish and maintain compliance programs to guard against money laundering activities, and requires the Secretary of the U.S. Treasury (“Treasury”) to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject certain pooled investment vehicles to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require Fundrise or its service providers to share information with governmental authorities with respect to prospective investors in connection with the establishment of anti-money laundering procedures. Such legislation and/or regulations could require the Fund to implement additional restrictions on the transfer of the Fund’s Shares to comply with such legislation and/or regulations. The Fund reserves the right to request such information as is necessary to verify the identity of prospective shareholders and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. In the event of delay or failure by a prospective shareholder to produce any information required for verification purposes, an application for, or transfer of, the Fund’s Shares may be refused. The Fund will not have the ability to reject a transfer of the Fund’s Shares where all necessary information is provided and any other applicable transfer requirements, including those imposed under the transfer provisions of the LLC Agreement, are satisfied.

The Portfolio Companies in which the Fund invests are subject to regulatory risk.

The Portfolio Companies in which the Fund invests are subject to changing laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on the Fund’s business and the value of your investment.

Risks Related to the Adviser and its Affiliates and the Fundrise Platform

Any adverse changes in Rise Companies’ financial health or the Fund’s relationship with Rise Companies or its affiliates could hinder the Fund’s performance and the return on your investment.

The Fund has engaged the Adviser to manage the Fund’s operations and its portfolio. The Adviser has no employees, and utilizes Rise Companies’ personnel to perform services on its behalf for the Fund. The Fund’s ability to achieve its investment objective and to pay distributions is dependent upon the performance of Rise Companies and its affiliates as well as Rise Companies’ investment professionals in the identification and acquisition or origination of investments, the management of the Fund’s assets and operation of the Fund’s day- to-day activities. Any adverse changes in Rise Companies’ financial condition or the Fund’s relationship with Rise Companies could hinder the Adviser’s ability to successfully manage the Fund’s operations its portfolio of investments.

Employee misconduct and unsubstantiated allegations against the Fund and misconduct by employees of Rise Companies could expose the Fund to significant reputational harm.

The Fund is vulnerable to reputational harm, as the Fund operates in an industry where integrity and the confidence of its investors is of critical importance. If an employee of Rise Companies or its affiliates were to engage in illegal or suspicious activities, or if unsubstantiated allegations are made against the Fund or Rise Companies by such employees, stockholders or others, Rise Companies and the Fund may suffer serious harm to the Fund’s reputation (as a consequence of the negative perception resulting from such activities or allegations), financial position, relationships with key persons and companies in private markets, and the Fund’s ability to attract new investors. The Fund’s business often requires that the Fund deal with confidential information. If employees of Rise Companies were to improperly use or disclose this information, the Fund could suffer serious harm to its reputation, financial position and current and future business relationships. It is not always possible to deter employee misconduct, and the precautions Rise Companies takes to detect and prevent this activity may not be effective in all cases. Misconduct by Rise Companies’ employees, or even unsubstantiated allegations of misconduct, could subject Rise Companies and the Fund to regulatory sanctions and result in an adverse effect on the Fund’s reputation and business.

Rise Companies will need to raise substantial additional capital to fund its operations, and if it fails to obtain additional funding, it may be unable to continue operations.

Prior to January 2017, Rise Companies had funded substantially all of its operations with proceeds from private financings from individual investors. On January 31, 2017, Rise Companies began an initial offering of shares of its class B common stock to the public. As of December 31, 2025, Rise Companies had raised approximately $211.5 million through such equity offering. To continue the development of the Fundrise Platform, Rise Companies will require substantial additional funds. To meet such financing requirements in the future, Rise Companies may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict Rise Companies’ business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Rise Companies is unable to obtain additional funds for the operation of the Fundrise Platform, it may be forced to reduce or terminate its operations, which may adversely affect the Fund’s business and results of operations.

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future.

Rise Companies is currently incurring net losses and expects to continue incurring net losses in the future. Its failure to become profitable could impair the operations of the Fundrise Platform by limiting its access to working capital to operate the Fundrise Platform. In addition, Rise Companies expects its operating expenses to increase in the future as it expands its operations. If Rise Companies’ operating expenses exceed its expectations, its financial performance could be adversely affected. If its revenue does not grow to offset these increased expenses, Rise Companies may never become profitable. In future periods, Rise Companies may not have any revenue growth, or its revenue could decline.

If Rise Companies were to enter bankruptcy proceedings, the operation of the Fundrise Platform and the activities with respect to the Fund’s operations and business would be interrupted and subscription proceeds held in a segregated account may be subject to the bankruptcy.

If Rise Companies were to enter bankruptcy proceedings or to cease operations, the Fund would be required to find other ways to meet obligations regarding the Fund’s operations and business. Such alternatives could result in delays in the disbursement of distributions or the filing of reports or could require the Fund to pay significant fees to another company that the Fund engages to perform services for the Fund.

Risks Related to Conflicts of Interest

There are conflicts of interest between the Fund, the Adviser and its affiliates.

The Adviser’s executive officers, including the Adviser’s Chief Executive Officer, Benjamin S. Miller, are principals in the Adviser’s parent company, Rise Companies, which provides the Adviser with access to asset management and other services necessary for the performance by the Adviser of its duties under Investment Management Agreement. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with a third party on an arm’s length basis. Some of the conflicts inherent in the Fund’s arrangements with the Adviser and its affiliates, and the limitations on such parties adopted to address these conflicts, are described below. The Fund, the Adviser and their affiliates will try to balance the Fund’s interests with their own. However, to the extent that such parties take actions that are more favorable to other entities than the Fund consistent with the Adviser’s fiduciary duty to the Fund, these actions could have negative impact on the Fund’s financial performance and, consequently, on distributions to Shareholders and the value of the Fund’s Shares. The Fund has adopted a conflicts of interest policy.

The Adviser faces a conflict of interest because the asset management fee it will receive for services performed for the Fund will be based on the Fund’s NAV, which employees of Rise Companies, the parent company of the Adviser, are ultimately responsible for determining.

The Adviser, a wholly-owned subsidiary of Rise Companies, is paid a Management Fee based on the Fund’s NAV as calculated by Rise Companies’ internal accountants and asset management team. The calculation of the Fund’s NAV involves certain subjective judgments with respect to estimating, for example, the value of the Fund’s assets and investments and accruals of the Fund’s operating revenues and expenses, and therefore, the Fund’s NAV may not correspond to the realizable value upon a sale of those assets. Because the calculation of NAV involves subjective judgment, there can be no assurance that the estimates used by Rise Companies’ internal accountants and asset management team to calculate the Fund’s NAV, or the resulting NAV, will be identical to the estimates that would be used, or the NAV that would be calculated, by an independent consultant. In addition, the Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV. Finally, the Fund’s NAV may not be indicative of the price that the Fund would receive for its assets at current market conditions.

The interests of the Adviser, the principals and its other affiliates may conflict with your interests.

The Investment Management Agreement provides the Adviser with broad powers and authority which may result in one or more conflicts of interest between your interests and those of the Adviser, the principals and its other affiliates. This risk is increased by the Adviser being controlled by Benjamin Miller, who is a principal in Rise Companies and who participates, or expects to participate, directly or indirectly in other offerings by Rise Companies and its affiliates. Potential conflicts of interest include, but are not limited to, the following:

•	the Adviser, the principals and/or its other affiliates are offering, and may continue to originate and offer other investment opportunities, including additional equity and debt offerings similar to any offering made by the Fund, primarily through the Fundrise Platform, and may make investments in alternative assets for their own respective accounts, whether or not competitive with the Fund’s business;

•	the Adviser, the principals and/or its other affiliates will not be required to disgorge any profits or fees or other compensation they may receive from any other business they own separately from the Fund, and you will not be entitled to receive or share in any of the profits return fees or compensation from any other business owned and operated by the Adviser, the principals and/or its other affiliates for their own benefit;

•	the Fund may engage the Adviser or affiliates of the Adviser to perform services at prevailing market rates. Prevailing market rates are determined by the Adviser based on industry standards and expectations of what the Adviser would be able to negotiate with third party on an arm’s length basis; and

•	the Adviser, the principals and/or its other affiliates are not required to devote all of their time and efforts to the Fund’s affairs.

Risks Related to the Fund’s Organization and Structure

The Fund’s Shareholders have limited voting rights.

The Fund’s Shareholders have voting rights only with respect to matters on which a vote of Shareholders is required by the 1940 Act, the LLC Agreement or a resolution of the Board. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote of Shareholders. Generally, other than matters that require the “vote of a majority of the outstanding voting securities,” as such term is defined by the 1940 Act, when a quorum is present at any meeting of Shareholders, a majority of the Shares shall decide any questions and a plurality of the Shares voted shall elect a Director. If any such vote occurs, you will be bound by the vote even if you did not vote with the majority or supermajority, as applicable.

The conflicts of interest policies the Fund has adopted may not adequately address all of the conflicts of interest that may arise with respect to the Fund’s activities and are subject to change or suspension.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Board may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Certain provisions of the LLC Agreement and Delaware law could hinder, delay or prevent a change of control of the Fund.

Certain provisions of the LLC Agreement and Delaware law could have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change of control of the Fund. These provisions include the following:

•	Authorization of additional Shares, issuances of authorized Shares and classification of Shares without Shareholder approval. The LLC Agreement authorizes the Fund to issue additional Shares or other securities of the Fund for the consideration and on the terms and conditions established by the Board without the approval of the Fund’s Shareholders. In particular, the Board may, consistent with the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Common Shares (including preferred Shares, debt securities or other senior securities). The Board is authorized to fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to such securities as the Board sees fit. The Fund’s ability to issue additional Shares and other securities could render more difficult or discourage an attempt to obtain control over the Fund by means of a tender offer, merger or otherwise.

•	Delaware Business Combination Statute—Section 203. Section 203 of the DGCL, which restricts certain business combinations with interested shareholders in certain situations, does not apply to limited liability companies unless they elect to utilize it. The Fund’s LLC Agreement does not currently elect to have Section 203 of the Delaware General Corporation Law apply to the Fund. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction by which that person became an interested shareholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested shareholder, and an interested shareholder is a person who, together with affiliates and associates, owns, or within three years prior did own, 15% or more of voting shares. The Board may elect to amend the LLC Agreement at any time to have Section 203 apply to the Fund.

•	Exclusive authority of the Board to amend the Fund’s LLC Agreement. The LLC Agreement provides that the Board has the exclusive power to adopt, alter or repeal any provision of the LLC Agreement, unless such amendment would adversely change the rights of the Shares. Thus, Shareholders generally may not effect changes to the LLC Agreement.

Your interest in the Fund will be diluted if the Fund issues additional Shares, which could reduce the overall value of your investment.

Potential investors in any offering made by the Fund do not have preemptive rights to any shares the Fund issues in the future. Under the LLC Agreement, the Fund has authority to issue an unlimited number of additional Common Shares or other securities. In particular, the Board is authorized, subject to the restrictions of applicable securities laws, to provide for the issuance of an unlimited amount of one or more classes or series of Shares in the Fund, including preferred Shares, and to fix the number of Shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series, without Shareholder approval. After your purchase in any offering made by the Fund, the Board may elect to (i) sell additional shares in this or future public offerings, (ii) issue equity interests in private offerings, or (iii) issue shares to the Adviser, or its successors or assigns, in payment of an outstanding fee obligation. To the extent the Fund issues additional equity interests after your purchase in any offering made by the Fund, your percentage ownership interest in the Fund will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of the Fund’s investments, you may also experience dilution in the book value and fair value of your shares.

By purchasing Shares of the Fund, you are bound by the arbitration provision contained in the Fund’s LLC Agreement which limits your ability to bring class action lawsuits or seek remedy on a class basis, subject to applicable law.

By purchasing Shares of the Fund, investors agree to be bound by the arbitration provision contained in the Fund’s LLC Agreement (the “Arbitration Provision”), subject to applicable law. Such Arbitration Provision applies to all claims that are related to the Fund, including with respect to any offering, the Fund’s holdings, the Fund’s Shares, the Fund’s ongoing operations and the management of the Fund’s investments, among other matters and limits the ability of investors to bring class action lawsuits or similarly seek remedy on a class basis. Furthermore, because the Arbitration Provision is contained in the LLC Agreement, such Arbitration Provision will also apply to any purchasers of shares in a secondary transaction.

By agreeing to be subject to the Arbitration Provision, you are severely limiting your rights to seek redress against the Fund in court, subject to applicable law. For example, you may not be able to pursue litigation for any claim in state or federal courts against the Fund, the Adviser, Rise Companies, or their respective directors or officers, including with respect to securities law claims (however, the Arbitration Provision will not apply to federal securities laws claims, and investors will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder), and any awards or remedies determined by the arbitrators may not be appealed, except as provided for in the LLC Agreement. In addition, arbitration rules generally limit discovery, which could impede your ability to bring or sustain claims, and the ability to collect attorneys’ fees or other damages may be limited in the arbitration, which may discourage attorneys from agreeing to represent parties wishing to commence such a proceeding.

Specifically, the Arbitration Provision provides that either party may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a claim be final and binding arbitration. The Fund has not determined whether it will exercise its right to demand arbitration but reserves the right to make that determination on a case-by-case basis as claims arise. In this regard, the Arbitration Provision is similar to a binding arbitration provision as the Fund is likely to invoke the Arbitration Provision to the fullest extent permissible.

Any arbitration brought pursuant to the Arbitration Provision must be conducted in the Washington, D.C. metropolitan area. The term “Claim” as used in the Arbitration Provision is very broad and includes any past, present, or future claim, dispute, or controversy involving you (or persons claiming through or connected with you), on the one hand, and the Fund (or persons claiming through or connected with the Fund), on the other hand, relating to or arising out of the Fundrise Platform and/or the activities or relationships that involve, lead to, or result from any of the foregoing, including (except an individual Claim that you may bring in Small Claims Court or an equivalent court, if any, so long as the Claim is pending only in that court) the validity or enforceability of the Arbitration Provision, any part thereof, or the entire LLC Agreement. Claims are subject to arbitration regardless of whether they arise from contract; tort (intentional or otherwise); a constitution, statute, common law, or principles of equity; or otherwise. Claims include (without limitation) matters arising as initial claims, counter-claims, cross-claims, third-party claims, or otherwise. The scope of the Arbitration Provision is to be given the broadest possible interpretation that will permit it to be enforceable. The Fund believes that the Arbitration Provision is enforceable under federal law (although the Arbitration Provision will not apply to federal securities laws claims, and investors will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder), the laws of the State of Delaware, the laws of Washington, D.C., or under any other applicable laws or regulations. However, the issue of enforceability is not free from doubt and to the extent that one or more of the provisions in the LLC Agreement with respect to the Arbitration Provision, or otherwise requiring you to waive certain rights, were to be found by a court to be unenforceable, the Fund would abide by such decision.

Further, potential investors should consider that the Arbitration Provision contained in the LLC Agreement restricts the ability of the Fund’s Shareholders to bring class action lawsuits or to similarly seek remedies on a class basis, subject to applicable law and unless otherwise consented to by the Fund. These restrictions on the ability to bring a class action lawsuit are likely to result in increased costs, both in terms of time and money, for individual investors who wish to pursue claims against the Fund.

By purchasing Fund Shares, investors will, to the extent permitted by applicable law, be bound by the Arbitration Provision contained in the LLC Agreement. However, the Arbitration Provision will not apply to federal securities laws claims and will not be deemed to waive the Fund’s compliance with the federal securities laws and the rules and regulations promulgated thereunder.

BY AGREEING TO BE SUBJECT TO THE ARBITRATION PROVISION, INVESTORS WILL NOT BE DEEMED TO WAIVE THE FUND’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

In addition, pursuant to the LLC Agreement, members have a right to litigate claims through a court before a judge, but will not have that right if any party elects arbitration pursuant to the Arbitration Provision. To the fullest extent permitted by law, members waive their right to litigate such claims in a court upon election of arbitration by any party and waive their right to a trial by jury in any litigation relating to the LLC Agreement, the Shares or any other agreements related thereto.

INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of Shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without Shareholder approval. Except for those restrictions specifically identified as fundamental, the Fund’s investment objective and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without approval of Shareholders.

Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to the Fund only at the time a transaction is entered into or an investment is made, except that any borrowing by the Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in the Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting Shares of the Fund. The vote of a majority of the outstanding voting Shares of the Fund means the vote, at an annual or special meeting, of (a) 67% or more of the outstanding voting Shares present at such meeting, if the holders of more than 50% of the outstanding voting Shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

•	The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

•	The Fund may purchase or sell real estate and interests in real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may invest in commodities or contracts relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund will not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in technology and technology-related industries.

In addition, the Fund is classified as a “non-diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

The following are interpretations of the fundamental policies of the Fund and may be revised without Shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Fund expects to use proceeds from borrowing for investment purposes.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred Shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two directors at all times and to elect a majority of directors if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or interest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security if, as a result, more than 33⅓% of its total assets would be lent to other parties. This restriction does not apply to purchases of debt securities or repurchase agreements in accordance with the Fund’s investment objective and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. The Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy. For purposes of the Fund’s industry concentration policy, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Fund will consider the investments held through Private Vehicles, to the extent known or should be known, in determining compliance with its concentration policy. For this purpose, technology and technology-related industries include companies operating in the information technology and telecommunication services sectors and in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology and technology-related industries may also include, in the judgment of the Adviser, companies operating in other sectors, sub- sectors and industries. The Adviser may, but need not, consider industry classifications provided by third parties.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted the following non-fundamental policy, which may be changed or amended by action of the Board without approval of Shareholders.

•	80% Investment Policy. Should the Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets (plus the amount of any borrowings for investment purposes)” may be changed by the Board without Shareholder approval. However, Shareholders would receive at least 60 days’ prior notice of any change.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors (the “Board”), which has overall responsibility for monitoring and overseeing the Fund’s management and operations. Subject to the provisions of the LLC Agreement, the Board has all powers necessary and convenient to carry out this responsibility, including the appointment and removal of the Fund’s officers. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board is divided into three classes, Class I, Class II and Class III, the Class I Directors serving until the 2027 annual meeting, the Class II Directors serving until the 2028 annual meeting and the Class III Directors serving until the 2029 annual meeting, in each case until their respective successors are elected and qualified, as described below. Each Director will serve until the later of the date of the Fund’s annual meeting as designated above, or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

Directors and Officers

The charts below identify the Directors and officers of the Fund as of the date of this SAI. Unless otherwise indicated, the address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036.

Name and Year of Birth	Position(s) Held	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex (2) Overseen by Director	Other Directorships Held During the Past 5 Years
INDEPENDENT DIRECTORS
Jennifer Blatnik 1974	Director	05/2022 to Present/Class I 2027	Director Menlo Church (non-profit), Chairperson 2022-2024 and Vice Chairperson and Compensation Committee member, 2020-2022; Formerly, Chief Operating Officer, Volta Networks (networking software firm) (2019-2021) and Vice President, Product Management, Product Marketing and Marketing, Juniper Networks (networking, cloud and security products firm) (2014-2017).	1	None

Jeffrey R. Deitrich 1982	Director and Audit Committee Chairperson	05/2022 to Present/Class II 2028	Senior Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (2007-2016, 2022-Current); Principal, Better Building Solutions (technology integration and managed services firm) (2016-current); Formerly, Principal, Frenchtown Enterprises (real estate investment firm) (2019- 2022); Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	4	Fundrise Real Estate Interval Fund, LLC; Fundrise Real Estate Interval Fund II, LLC; Fundrise Income Real Estate Fund, LLC

Glenn R. Osaka 1955	Lead Independent Director	05/2022 to Present/Class III 2029	Consultant and Private Investor (early stage technology companies) (since 2013); formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009-2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007-2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999- 2000); Vice President and General Manager, Enterprise Computing, Hewlett- Packard (1979-1998).	4	Fundrise Real Estate Interval Fund, LLC; Fundrise Real Estate Interval Fund II, LLC; Fundrise Income Real Estate Fund, LLC

INTERESTED DIRECTOR
Benjamin S. Miller 1976(3)	Director and Officer, Chairperson, President and Chief Executive Officer	05/2022 to Present/Class III 2029	Chief Executive Officer, Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	4	Fundrise Real Estate Interval Fund, LLC; Fundrise Real Estate Interval Fund II, LLC; Fundrise Income Real Estate Fund, LLC

(1)	Each Director will serve until the later of the date of the Fund’s annual meeting as designated above, or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.
(2)	The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate Interval Fund II, LLC.
(3)	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name and Year of Birth	Position(s) Held	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Bjorn J. Hall 1980	Secretary and Chief Compliance Officer	09/2024 to Present	Chief Compliance Officer and General Counsel, Fundrise Advisors, LLC and Rise Companies (since 2014) and officer of certain funds in the Fund Complex (since 2024).

Alison Staloch 1980	Treasurer and Principal Financial Officer	05/2022 to Present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. and officer of certain funds in the Fund Complex (since 2021); Formerly, Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

(1)	The term of office for each officer will continue indefinitely.

Board of Directors and Leadership Structure

The Board is currently composed of four Directors, three of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Directors”). The Directors meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities.

Benjamin Miller, the Chief Executive Officer of the Adviser, and therefore an “interested person” of the Fund (the “Interested Director”), serves as Chairperson of the Board. The Board has established two standing committees to facilitate the Directors’ oversight of the management of the Fund: an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”). The scope of each committee’s responsibilities is discussed in greater detail below. Glenn Osaka is the Lead Independent Director of the Fund. In his role as Lead Independent Director, Mr. Osaka (i) presides over Board meetings in the absence of the Chairperson of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chairperson of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Directors and management, and among the Independent Directors; and (v) has such other responsibilities as the Board or Independent Directors may determine from time to time. The Board believes that, as Chairperson, Mr. Miller provides skilled executive leadership to the Fund and performs an essential liaison function between the Fund and the Adviser. The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s informed and independent judgment. Except for any duties specified in the LLC Agreement, the designation of Chairperson of the Board or Chair of a committee does not impose on such Directors any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Oversight of Risk

The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational, valuation and liquidity risks. In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers have adopted policies and procedures to identify, assess and manage risks associated with the Fund’s activities. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its service providers. The Fund’s officers, including, but not limited to, the CCO, the Adviser’s portfolio management personnel and other senior personnel of the Adviser, the Fund’s independent registered public accounting firm and personnel from the Fund’s other service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Standing Committees

The Board has two standing committees, as described below.

Audit Committee. The Audit Committee is comprised of all of the Independent Directors of the Fund. Mr. Deitrich is the Chair of the Audit Committee. The Board has determined that Mr. Deitrich is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Fund’s processes for accounting, auditing, financial reporting and related internal controls. During the Fund’s fiscal year ended March 31, 2026, the Audit Committee met three times.

Governance Committee. The Governance Committee is comprised of all of the Independent Directors of the Fund. Ms. Blatnik is the Chair of the Governance Committee. The Governance Committee’s functions including, among other things, (i) screening and selecting candidates to the Board of Directors, (ii) periodically reviewing and evaluating the composition of the Board and its committees, (iii) coordinating the annual self-assessment by the Board, and (iv) developing and implementing the governance policies applicable to the Fund. The Governance Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund. The Governance Committee need not consider any recommendations when no vacancy on the Board exists, but the Governance Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. During the Fund’s fiscal year ended March 31, 2026, the Governance Committee met one time.

Qualifications of the Directors

The Board has determined that each of the Directors is qualified to serve as a Director of the Fund, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Director, including those listed in the table above. Among the Qualifications common to all Directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment. Each Director’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (iii) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Director. The following is a summary of Qualifications of the Directors (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Director:

Jennifer Blatnik – Ms. Blatnik has served as a Director of the Fund since its inception. Ms. Blatnik has over 25 years’ experience in the technology industry and has served as Chief Operating Officer for Volta Networks (a networking software firm) from 2019-2021; a Vice President, Product Management, Product Marketing and Marketing for Juniper Networks (a networking cloud and security products firm) from 2014 to 2017; multiple positions in Product Management for Cisco Systems from 1999 to 2011; telecommunications consultant for System Solutions Group from 1996 to 1999 and a software developer for Sun Microsystems from 1994 to 1996. Ms. Blatnik holds a Bachelor of Arts in Computer Science from the University of California, Berkeley.

Jeffrey R. Deitrich – Mr. Deitrich has served as a Director of the Fund since its inception. Mr. Deitrich has over 15 years of experience in the real estate investment and technology industries. Mr. Deitrich currently serves as the founder and principal of a real estate investment firm and as the principal of a design-build technology integration and managed services provider focused on the commercial and hospitality markets in the Northeastern United States. Mr. Deitrich previously served as the vice president of a real estate investment and development firm, where his responsibilities included managing teams to identify, finance, design, construct and market mixed-use development projects and start new businesses in the United States, Middle East and China. Mr. Deitrich also previously served as an asset manager for Prudential Real Estate Investors managing a multi-billion-dollar private equity real estate fund. Mr. Deitrich holds a Master of Business Administration from the Wharton School of the University of Pennsylvania and a Bachelor of Arts from the College of William and Mary.

Glenn R. Osaka – Mr. Osaka has served as a Director of the Fund since its inception. Mr. Osaka has over 35 years of experience in the high technology industry leading organizations from the start-up stage to Fortune 50 global operations in computer hardware and software development, systems integration and technology consulting. Mr. Osaka has served in senior executive roles with Hewlett-Packard, Cisco Systems, Inc. (Cisco) and Juniper Networks, and as president and chief executive officer of a technology start-up company acquired by Cisco. Mr. Osaka also previously served in a senior leadership position at a venture capital firm focusing on early-stage technology companies. Mr. Osaka currently serves in various consulting roles with technology companies and university researchers around the world and as an investor in early-stage technology companies. He has also served as a trustee or board member of a variety of start-up companies and non-profit organizations. Mr. Osaka holds a Master of Business Administration and a Bachelor of Arts in Psychology from the University of California, Los Angeles.

Benjamin S. Miller – Mr. Miller has served as a member of the Fund’s Board since its inception. Mr. Miller currently is Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. Mr. Miller has 25 years of experience in real estate and finance. Mr. Miller has been responsible for acquiring more than $8 billion of real estate assets, including +37,000 residential units and 5 million square feet of industrial and commercial space. Prior to co-founding Fundrise, Mr. Miller was a Managing Partner of the real estate company WestMill Capital Partners, and before that, was President of Western Development Corporation, one of the largest mixed-use real estate development companies in the Washington DC metro area. Mr. Miller worked as an analyst for a private equity real estate fund and was part of the founding staff of Democracy Alliance, a progressive investment collaborative. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania.

Securities Ownership of Directors

The dollar range of equity securities beneficially owned by each Director as of December 31, 2025 is provided in the following table:

Name of Director	Dollar Range of Equity Securities in the Fund as of December 31, 2025	Aggregate Dollar Range of Equity Securities as of December 31, 2025 in all Funds in the Fund Complex(1) Overseen by the Director
Independent Directors
Jennifer Blatnik	$10,001 - $50,000	$10,001 - $50,000
Jeffrey R. Deitrich	Over $100,000	Over $100,000
Glenn R. Osaka	$10,001 - $50,000	$10,001 - $50,000
Interested Director
Benjamin S. Miller	$10,001 - $50,000	$50,001 - $100,000

(1)	The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate Interval Fund II, LLC. In addition, Mr. Deitrich and Mr. Miller own equity securities in certain eREITs® (as defined below) sponsored by Rise Companies and managed by the Adviser. Mr. Deitrich’s ownership interests constitute less than 1% of the value of each eREIT®.

Compensation Table

The following table sets forth information regarding the total compensation paid to the Independent Directors for their service as Independent Directors for the Fund’s fiscal year ended March 31, 2026. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name of Independent Directors	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex(1) Paid to Directors
Jennifer Blatnik	$45,000	$45,000

Jeffrey R. Deitrich	$45,000	$130,000

Glenn R. Osaka	$45,000	$130,000

(1)	The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate Interval Fund II, LLC.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Directors) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Directors) and by sending the communication to the Fund’s office at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Abandoned Property

It is important that the Fund maintains a correct address for each Shareholder. An incorrect address may cause a Shareholder’s account statements and other mailings to be returned to the Fund. Under state law, mutual fund accounts can be considered “abandoned property.” Depending on the state, in most cases, a mutual fund account may be considered abandoned property and forfeited to the state if the account owner has not initiated any activity in the account or contacted the holder of the account for as few as three or as many as five years. Because the Fund is legally required to send states the assets of accounts that are considered “abandoned property,” the Fund is not liable to shareholders for good faith compliance with state abandoned property laws. For more information on unclaimed property and how to maintain an active account, please contact the Fund’s transfer agent.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund’s investment adviser is Fundrise Advisors, LLC (the “Adviser”). The Adviser was formed in 2014 and is registered as an investment adviser with the SEC under the Advisers Act. Registration with the SEC does not imply a certain level of skill or training. The Adviser is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. As of June 30, 2026, the Adviser had approximately $3.43 billion in assets under management.

The Adviser is a wholly-owned subsidiary of the Rise Companies Corp. (“Rise Companies”), the Fund’s sponsor, which owns and operates, through its subsidiary Fundrise, LLC, an investment platform available both online at www.fundrise.com and through various mobile applications sponsored by Rise Companies (collectively referred to herein along with the Fund’s website www.getvcx.com, the “Fundrise Platform”) that allows individuals to become investors in equity or debt holders in alternative investments that may have been historically difficult to access for some investors. Through the Fundrise Platform, investors can invest in a variety of investment opportunities using REITs (each, an “eREIT®”) and other investment vehicles sponsored by Rise Companies that are managed by the Adviser, without any brokers or selling commissions. The Adviser also serves as the investment adviser to one or more registered closed-end management investment companies sponsored by Rise Companies that invest primarily in real estate-related investments.

Benjamin S. Miller, the co-founder and Chief Executive Officer of Rise Companies Corp., is responsible for overseeing the day-to-day operations of Rise Companies Corp. and its affiliates, including Fundrise, LLC.

Investment Management Agreement

The Fund and the Adviser have entered into an Investment Management Agreement. Under the Investment Management Agreement, the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy, subject to the supervision of the Board. In this regard, the Adviser regularly provides the Fund with research, advice and supervision, and furnishes continuously an investment program for the Fund consistent with the investment objective, policies and restrictions of the Fund. Pursuant to the Investment Management Agreement, the Adviser:

•	provides and oversees the Fund’s overall investment strategy;

•	provides and, as necessary, re-evaluates and updates the investment objective, parameters and guidelines, asset classes, and risk profiles of the Fund;

•	determines what securities and other investments will be purchased for the Fund and the portion of the Fund’s portfolio to be held in cash;

•	identifies, evaluates and negotiates the structure of the Fund’s investments, which includes overseeing due diligence processes related to prospective investments;

•	monitors and evaluates the Fund’s performance and examines and recommends ways to improve performance; and

•	reports to the Board on the performance of the Fund and recommends action as appropriate.

In addition, the Adviser provides administrative, management and other services to the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Fund. Among other services, the Adviser:

•	manages and performs the various administrative functions necessary for the day-to-day operations of the Fund;

•	supervises and coordinates all aspects of the Fund’s operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board;

•	drafts and negotiates agreements between service providers and the Fund;

•	maintains accounting data and other information as necessary to prepare and file all periodic financial reports and returns required to be filed with the SEC any other regulatory agency;

•	executes the pricing process, including calculating the Fund’s net asset value, assisting in the fair valuation of all assets of the Fund for which market quotations are not readily available and monitoring and evaluating information received from independent third-party pricing services and valuation experts;

•	prepares meeting materials for the Board and produces such other materials as the Board may request;

•	coordinates and oversees filings with the SEC;

•	assists with the development and implementation of compliance programs for the Fund;

•	provides day-to-day legal and regulatory support for the Fund;

•	assists the Fund in the handling of regulatory examinations;

•	makes, changes and revokes such tax elections on behalf of the Fund as the Adviser deems appropriate, including making an election to be taxed as a RIC or to revoke such status;

•	provides the Fund with all necessary cash management services;

•	manages and coordinates with the Fund’s transfer agent to update records with respect to distributions and payments to shareholders;

•	evaluates and obtains adequate insurance coverage based upon risk management determinations;

•	makes reports to the Board regarding the performance of the Fund’s investment adviser;

•	performs due diligence on third-party service providers and negotiates agreements with those third-parties;

•	develops the offering of the Fund’s securities, including determining the specific terms of the securities to be offered by the Fund, preparation of all offering and related documents and obtaining all required regulatory approvals of such documents;

•	prepares and approves all marketing materials to be used by the Fund or others relating to the offering of the Fund’s securities;

•	creates and implements various technology and electronic communications related to the offering of the Fund’s securities;

•	determines the Fund’s distribution policy and authorizes and declares distributions from time to time;

•	manages communications with shareholders, including answering phone calls, preparing and sending written and electronic reports and other communications; and

•	establishes technology infrastructure to assist in providing shareholder support and services.

The Investment Management Agreement sets the fees the Fund pays to the Adviser and describes the expenses that the Fund is responsible to pay to conduct its business.

After an initial term of two years for the Fund, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by (1) by a vote of a majority of the Board or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and (2) in either event, by the vote of a majority of the Directors who are not parties to the Investment Management Agreement or who are Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement may be terminated at any time without penalty by a vote of a majority of the Board or by a vote of a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, on sixty (60) days’ prior written notice to the Fund. The notice provided for herein may be waived by any party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act). The Investment Management Agreement provides that the Adviser shall not be protected against any liability to the Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of the reckless disregard of its obligations and duties thereunder.

Subject to certain limitations, the LLC Agreement limits the liability of the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, for monetary damages and provides that the Fund will indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates.

The LLC Agreement provides that to the fullest extent permitted by applicable law, the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates will not be liable to the Fund. In addition, pursuant to the LLC Agreement, the Fund has agreed to indemnify the Adviser, its officers and directors, Rise Companies and Rise Companies’ shareholders and affiliates, to the fullest extent permitted by law, against all expenses and liabilities (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Fund and attorney’s fees and disbursements) arising from the performance of any of their obligations or duties in connection with their service to the Fund or the Investment Management Agreement, including in connection with any civil, criminal, administrative, investigative or other action, suit or proceeding to which any such person may hereafter be made party by reason of being or having been the Adviser or one of the Adviser’s directors or officers.

Management Fee

Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.85% of the average daily value of the Fund’s net assets. For the fiscal years ended March 31, 2024, March 31, 2025, and March 31, 2026, the Adviser earned Management Fees from the Fund totaling approximately $1,873,000, $3,004,000, and $6,870,000, respectively. Pursuant to the expense limitation agreements in place for the fiscal years ended March 31, 2024, March 31, 2025, and March 31, 2026, the Adviser waived Management Fees or reimbursed ordinary annual operating expense payable by the Fund totaling approximately $432,000, $3,829,000, and $0, respectively.

PORTFOLIO MANAGEMENT

Other Accounts Managed

The Adviser has established an Investment Committee comprised of three persons to assist the Adviser in fulfilling its responsibilities under the Investment Management Agreement. The members of the Investment Committee serve as the Fund’s portfolio managers. They are ultimately responsible for all investment decisions made for the Fund and are solely responsible for the day to day investment operations of the Fund.

The following table includes information for each portfolio manager of the Fund regarding the number and total assets of other accounts managed as of March 31, 2026 that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account.

		Total	Number of Other	Total Assets of
		Assets	Accounts	Other Accounts
	Number of	of Other	Managed	Managed
	Other	Accounts	Paying	Paying
	Accounts	Managed	Performance	Performance
Name	Managed	(Millions)	Fees	Fees (Millions)
Benjamin Miller
Registered Investment Companies	2	$1,980.71	0	$0.00
Other Pooled Investment Vehicles	12	$941.44	3	$192.64
Other Accounts	0	$0.00	0	$0.00
Brandon T. Jenkins
Registered Investment Companies	2	$1,980.71	0	$0.00
Other Pooled Investment Vehicles	12	$941.44	3	$192.64
Other Accounts	0	$0.00	0	$0.00
Chris Brauckmuller
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00

Compensation of Portfolio Managers

Each of the Fund’s portfolio managers receives compensation for his services, including services performed for the Fund on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Fund or any of the Other Accounts Managed.

Securities Ownership of Portfolio Managers

The Fund’s portfolio managers are not required to own Shares of the Fund. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund Shares has any less confidence or is any less concerned about the Fund’s performance.

As of March 31, 2026, the dollar range of equity securities beneficially owned by each portfolio manager of the Fund is shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$10,001 - $50,000
Brandon T. Jenkins	$1 - $10,000
Chris Brauckmuller	$10,001 - $50,000

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund may be presented with the potential conflicts summarized below.

The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Fund on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs®). These persons have legal obligations with respect to those entities that are similar to their obligations to the Fund. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Fund. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Fund’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Fund retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Fund’s assets in order to avoid a reduction in the Fund’s NAV.

Allocation of Investment Opportunities. The Fund relies on the Adviser’s executive officers and Rise Companies’ key real investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities, including those that may be formed in the future, also rely on these same investment professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, which in the future may include offerings that acquire or invest in technology and technology-related companies.

Other programs may have investment criteria that compete with the Fund. If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ investment professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following:

•	the investment objectives and criteria of Rise Companies and the other Fundrise entities;

•	the cash requirements of Rise Companies and the other Fundrise entities;

•	the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment;

•	the policy of Rise Companies or the other Fundrise entities relating to leverage;

•	the anticipated cash flow of the asset to be acquired;

•	the income tax effects of the purchase on Rise Companies or the other Fundrise entities;

•	the size of the investment; and

•	the amount of funds available to Rise Companies or the Fundrise entities.

If a subsequent event or development causes any investment, in the opinion of Rise Companies’ investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Fund and one or more Fundrise entities to participate in an investment opportunity. To the extent the Fund is able to make co- investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Fund has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Fund Affiliates’ Time. The Fund relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Fund’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Fund, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Fund believes that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Fund. These fees could influence the Adviser’s advice to the Fund as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

•	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

•	the offering of Shares by the Fund, which entitles the Adviser to a Management Fee and other fees;

•	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

•	borrowings up to the Fund’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Fund to the Adviser;

•	whether the Fund seeks necessary approvals to internalize the Fund’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key investment professionals of Rise Companies who are performing services for the Fund on behalf of the Adviser for consideration that would be negotiated at that time and may result in these investment professionals receiving more compensation from the Fund than they currently receive from Rise Companies; and

•	whether and when the Fund merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Fund’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

•	Rise Companies;

•	the Adviser;

•	Fundrise, LLC;

•	other investment programs sponsored by Rise Companies; and

•	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Fund.

License Agreement. The Fund has entered into a license agreement with Rise Companies pursuant to which Rise Companies granted the Fund a non-exclusive, royalty free license to use the name “Fundrise.”

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions. Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Investment decisions for the Fund are made independently from those for other Fundrise entities advised or managed by the Adviser or its affiliates. Some securities or other assets considered for investment by the Fund also may be appropriate for such other Fundrise entities. Thus, a particular security or other asset may be bought or sold for certain Fundrise entities even though it could have been bought or sold for other Fundrise entities at the same time. If a purchase or sale of securities or other assets consistent with the investment policies of the Fund and one or more of these other Fundrise entities is considered at or about the same time, transactions in such securities or other assets will generally be allocated among the Fund and other Fundrise entities in a manner which the Adviser believes to be fair and equitable to the Fund and such other Fundrise entity in accordance with existing regulatory guidance and the allocation policies of the Adviser and its affiliates or, as applicable, in compliance with the conditions of the exemptive order granted to the Fund by the SEC. To the extent permitted by law, when the Adviser or its affiliates determine that an investment opportunity is appropriate for the Fund and one or more other Fundrise entities, the Adviser or its affiliates will generally execute transactions for the Fund on an aggregated basis with the other Fundrise entities when the Adviser or its affiliates believes that to do so will allow it to obtain best execution and to negotiate more favorable transaction costs than might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services. The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities or other assets. Subject to any policy established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities or other assets. Not all of the Fund’s investments in technology companies will be investments in the types of securities or other assets that will be subject to the brokerage allocation and other practices described in this section. However, to the extent applicable, the Fund intends to execute portfolio transactions in technology companies in a manner consistent with the general principles described herein.

Portfolio securities or other assets normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, price, dealer spread or commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonably competitive prices in placing its orders, the Fund may not necessarily be paying the lowest price available.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research services”) from securities firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research services from securities firms with which the Adviser places the Fund’s portfolio transactions. These research services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such research services even though the receipt of such research services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research services provided by securities firms chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser or its affiliates in providing services to other Fundrise entities, although not all of these research services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research services provided to the Adviser or its affiliates by securities firms in connection with trades executed on behalf of other Fundrise entities may be useful to the Adviser in managing the Fund, although not all of these research services may be necessarily useful and of value to the Adviser or its affiliates in managing such other Fundrise entities. To the extent the Adviser or its affiliates use such research services, they will use them for the benefit of all Fundrise entities, to the extent reasonably practicable.

Portfolio Turnover. The historical portfolio turnover rate for the Fund is shown under the heading “Financial Highlights” in the Prospectus. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities or other assets by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities or other assets exclude all securities or other assets having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders. Changes in portfolio turnover rates were generally the result of active trading strategies employed by the Fund’s portfolio managers in response to market conditions, and is not reflective of a material change in investment strategy. For the Fund’s fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 7%.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

Brokerage Commissions. During the fiscal years ended March 31, 2024, March 31, 2025, and March 31, 2026, the Fund paid $957,488, $718,105, and $1,862,407, respectively, in brokerage commissions.

CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund and the Adviser. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities and other assets, including securities and other assets that may be purchased or held by a Fund, subject to certain limitations. The Codes of Ethics have been filed with the SEC and may be viewed by the public.

PROXY VOTING POLICIES AND PROCEDURES

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Board has adopted a Proxy Voting Policy and Procedures (the “Fund’s Proxy Voting Policy”) on behalf of the Fund which delegates the responsibility for decisions regarding proxies for securities held or proposed to be held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy and Procedures, which it will use to vote proxies for securities held by the Fund (the “Adviser’s Proxy Voting Policy”) in a manner that is consistent with the Fund’s Proxy Voting Policy. The Board, including a majority of the Independent Directors, must approve the Adviser’s Proxy Voting Policy as it relates to the Fund. Due to the nature of the securities and other assets in which the Fund intends to invests, proxy voting decisions for the Fund may be limited.

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting proxies received in a manner consistent with the best interests of the Fund’s Shareholders. The Fund believes that the Adviser is in the best position to make individual decisions relating to the Fund’s voting rights consistent with the Fund’s Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Fund has delegated the following duties to the Adviser pursuant to the Fund’s Proxy Voting Policy:

•	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy;

•	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management; and

•	to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s Shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Fund shall always vote in the best interest of the Fund’s Shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s Shareholders when a vote is cast consistent with the proxy voting guidelines as set forth in the Adviser’s Voting Policy, provided such guidelines were approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

A copy of the Adviser’s Proxy Voting Policy is attached as Appendix A to this SAI.

The Fund will file a Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling (202) 584-0550 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A “principal Shareholder” is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding Shares. A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. A control person may be able to determine the outcome of a matter put to a Shareholder vote. As of August 21, 2026, the Fund does not know of any control persons of the Fund.

As of August 21, 2026, the Directors and officers of the Fund, as a group, owned less than 1% of the then-outstanding Shares of the Fund.

To the knowledge of the Fund, based on Schedule 13D and 13G filings made on or before August 21, 2026, no persons owned of record or beneficially 5% or more of the Fund’s outstanding Shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion and the taxation discussion in the Prospectus are summaries of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the United States as of the date of the Prospectus and this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. These discussions assume that the Fund’s shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The discussions set forth herein are not intended to be an explanation of all federal income tax considerations affecting the Fund and its shareholders, and the discussions set forth herein and in the Prospectus do not constitute tax advice. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or its shareholders. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects summarized below. Shareholders must consult their own tax advisers regarding the federal income tax consequences of an investment in the Fund as well as state, local and foreign tax considerations and any proposed tax law changes.

Taxation of the Fund

The Fund intends to elect and qualify as a RIC under the Code for its taxable year ending March 31, 2026. During prior taxable years, the Fund was taxed as a C corporation. See “U.S. Federal Income Tax Considerations” in the Prospectus for additional information regarding consequences to the Fund resulting therefrom.

To qualify as a RIC, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive not more than 90% of their gross income from the items described in clause (a) above (each, a “Qualified Publicly Traded Partnership” or “QPTP”) (the “Income Requirement”).

In general, for purposes of the 90% Income Requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “Qualified Publicly Traded Partnership” will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a Qualified Publicly Traded Partnership.

The Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships (the “Asset Diversification Test”).

For purposes of the Asset Diversification Test, the term “outstanding voting securities of such issuer” will include the equity securities of a Qualified Publicly Traded Partnership. Also, for purposes of the Asset Diversification Test above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Asset Diversification Test above.

If the Fund qualifies as a RIC and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income plus the excess of net short-term capital gain over net long-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”).

To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

If the Fund fails to qualify as a RIC in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income is distributed to its shareholders) and all distributions out of earnings and profits will generally be taxed to non-corporate shareholders as ordinary dividend income eligible for the reduced maximum rates for qualified dividend income. The Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before qualifying for taxation as a RIC. Since the Fund was taxed as an ordinary corporation for taxable years ending prior to March 31, 2026, it will be required to distribute its earnings from such years in order to qualify as a RIC for its taxable year ending March 31, 2026. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

Some of the Fund’s investment practices may be subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as “good” income for purposes of the annual gross income requirement that the Fund must meet to be treated as a RIC. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of income accrued by the Fund, and therefore may affect distributions to shareholders with respect to years in which the Fund qualifies as a RIC. For example, with respect to securities issued at a discount, the Fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a RIC and to avoid income and excise taxes. To generate sufficient cash to make the distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money and/or dispose of securities that it would otherwise have continued to hold.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The net capital losses are not permitted to be deducted against the Fund’s net investment income. Instead, subject to certain limitations, any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience an ownership change.

Distributions to Shareholders by a RIC

The following applies to distributions made in respect of taxable years in which the Fund qualifies for treatment as a RIC for U.S. federal income tax purposes. Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Capital Gain Dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders, whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Current law provides for reduced federal income tax rates on (1) long-term capital gains received by individuals and certain other non-corporate taxpayers and (2) “qualified dividend income” received by individuals and certain other non-corporate taxpayers from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for such reduced rates for “qualified dividend income” dividends to apply. To the extent that distributions from the Fund are Capital Gain Dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on their net investment income under Section 1411 of the Code, which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s Shares. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

Shareholders receiving distributions in the form of additional Shares issued by the Fund generally will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The tax basis of such Shares generally will depend on the tax treatment of such distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and generally treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sale, Exchange or Liquidation of Fund Shares

Except as discussed below, selling shareholders will generally recognize capital gain or capital loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or repurchase.

The Fund is required to report to shareholders and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012, where the cost basis of the shares is known by the Fund (referred to as “covered securities”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, shareholders should contact the Fund. If a shareholder holds their Fund shares through a broker (or other nominee), the shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for their account.

A repurchase by the Fund of a shareholder’s shares pursuant to a repurchase offer generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the repurchase offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular repurchase offer, shareholders who do not sell shares pursuant to that repurchase offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the repurchase offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain or loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40 gain or loss”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as “passive foreign investment companies” (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the foreign company or on proceeds received from the disposition of shares in the foreign company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if such election is available, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to “mark to market" the gains (and to a limited extent losses) in such holdings (a “mark-to-market election”) as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a QEF election or mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for U.S. federal income tax purposes, and (c) that derives not more than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For U.S. federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is generally treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Withholding on Payments to Non-U.S. Shareholders

For purposes of this and the following paragraphs, a “Non-U.S. Shareholder” shall include any shareholder that is not a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) and who is not (and not treated as):

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to federal income taxation regardless of its source; or

•	a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. persons (as defined for U.S. federal income tax purposes) who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A Non-U.S. Shareholder generally will be subject to withholding of federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (as discussed below), on the gross amount of dividends from the Fund (other than Capital Gain Dividends) that are not “effectively connected” with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E certifying the shareholder’s non-U.S. status and subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

•	Capital Gain Dividends;

•	interest-related dividends; and,

•	short-term capital gain dividends.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. These exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. Shareholder is a controlled foreign corporation. The Fund is permitted, but not required, to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

In addition, these exceptions to withholding do not apply in years in which the Fund is taxed as a C corporation.

In addition, and notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. See “Backup Withholding” and “Information Reporting” below.

If income from the Fund or gains recognized from the sale of Shares are effectively connected with a Non-U.S. Shareholder’s U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains recognized from the sale of Shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder’s U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional “branch profits tax” with respect to income from the Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds Shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN or IRS Form W-8BEN-E to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of Shares of the Fund.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A Non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Backup Withholding

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid to shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-U.S. status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under “Withholding on Payments to Non-U.S. Shareholders” are not subject to backup withholding. To avoid backup withholding on Capital Gain Dividends, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E certifying their non-U.S. staus. Non-U.S. Shareholders should consult their tax advisors in this regard.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished timely to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-U.S. status) the amount of dividends, and more specifically with respect to years in which the Fund qualifies for treatment as a RIC, the amount of dividends from investment company taxable income and capital gains.

THE U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF THE FUND’S SHARES DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE TAX CONSEQUENCES OF HOLDING THE FUND’S SHARES TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF THE FUND’S SHARES.

ADMINISTRATOR

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides certain administration and portfolio accounting services to the Fund. Apex is located at 190 Middle Street, Suite 101, Portland, Maine 04101. In consideration of these services, the Fund pays Apex a monthly fee based on the average net assets of the Fund.

CUSTODIAN AND TRANSFER AGENTS

The Bank of New York Mellon (“BNY”), which has its principal offices at 240 Greenwich Street, New York, New York 10286, serves as the custodian for the assets of the Fund’s portfolio pursuant to a Custody Agreement with the Fund. Under the Custody Agreement, BNY holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties. The Fund may decide in the future to self-custody its assets, including securities, cash and other assets. In the event that the Fund elects to self-custody assets in the future, the Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.

Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A. (together with Computershare, Inc., “Computershare”), which has its principal office at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) is the independent registered public accounting firm for the Fund and performs an annual audit of the Fund’s financial statements. KPMG is located at Suite 4000, 1735 Market Street, Philadelphia, PA 19103-7501.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as the Fund’s legal counsel.

Stradley Ronon Stevens & Young, LLP, located at 2000 K Street N.W. Suite 700 Washington, D.C. 20006 serves as the Fund’s legal counsel with respect to this Registration Statement.

INCORPORATION BY REFERENCE

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering will be incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

●	The Fund's Prospectus dated September 9, 2026;
●	The Fund's annual report on Form N-CSR for the fiscal year ended March 31, 2026; and
●	The description of the Common Shares contained in the Fund's Registration Statement on Form 8-A (File No. 001-43180) filed with the SEC on March 4, 2026, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The information incorporated by reference is considered to be part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information. Incorporated materials not delivered with the Prospectus may be obtained, without charge, by writing the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling(202) 584-0550, or by visiting the Fund's website at www.getvcx.com.

FINANCIAL STATEMENTS

The Fund’s audited financial statements appearing in the Fund’s Form N-CSR for the year ended March 31, 2026, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG, independent registered public accounting firm for the Fund, whose report is included in such Form N-CSR. In addition, any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the termination of the offering will be incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents. The information incorporated by reference is considered to be part of this SAI, and later information that the Fund files with the SEC will automatically update and supersede this information. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

Incorporated materials not delivered with the SAI may be obtained, without charge, by writing the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at www.getvcx.com.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. The complete Registration Statement, including the exhibits filed therewith, may be obtained from the SEC at www.sec.gov. See the cover page of this SAI for information about how to obtain a paper copy of this SAI or the Prospectus without charge. Inquiries concerning the Fund and the Shares should be directed by mail to the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, by calling (202) 584-0550, or by visiting the Fund’s website at www.getvcx.com.

Statements contained herein and in the Prospectus and any prospectus supplement relating thereto as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the Registration Statement.

APPENDIX A

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Innovation Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held or proposed to be held by the Fund.

1.	Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.	Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.	Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Investment Committee (or any committee delegated responsibility and authority by the Investment Committee) to vote the proxy. The Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

•	The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.
•	The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).
•	The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.
•	Notwithstanding the foregoing guideline, as part of an investment decision the Adviser may waive or delegate voting rights (either with respect to a particular proxy or with respect to an investment or proposed investment more generally) when in the best interest of the Fund in accordance with the Adviser’s fiduciary duties.
•	Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.
•	Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines maybe overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

•	vote the relevant proxy in accordance with the vote indicated by the Guidelines;
•	vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;
•	engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or
•	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

•	These Procedures and any amendments;
•	Each proxy statement that the Adviser receives;
•	A record of each vote that the Adviser casts;
•	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and
•	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements.

Part A:	The financial highlights of the Registrant for the fiscal years ended March 31, 2026, March 31, 2025, March 31, 2024 and the fiscal period July 25, 2022 (commencement of operations) through March 31, 2023 are incorporated in Part A by reference to the Registrant's March 31, 2026 Annual Report (audited) on Form N-CSR for the fiscal year ended March 31, 2026 (File No. 811-23708), as filed with the U.S. Securities and Exchange Commission (the "SEC") on June 2, 2026 and amended on June 3, 2026.

Part B:	Financial Statements are incorporated in Part B by reference to the Registrant’s March 31, 2026 Annual Report (audited) on Form N-CSR for the fiscal year ended March 31, 2026 (File No. 811-23708), as filed with the SEC on June 2, 2026 and amended on June 3, 2026.

2.	Exhibits.

(a)(1)	Certificate of Formation[1]

(a)(2)	Certificate of Amendment[2]

(b)	Amended and Restated Limited Liability Company Agreement is filed herewith

(c)	Not Applicable.

(d)	Reference is made to the Registrant’s Amended and Restated Limited Liability Company Agreement

(e)	Dividend Reinvestment Plan[2]

(f)	Not Applicable.

(g)	Form of Investment Management Agreement between Registrant and Fundrise Advisors, LLC.[2]

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Custody Agreement between Registrant and The Bank of New York Mellon[3]

(k)(1)	Transfer Agency Agreement between Registrant and Computershare Trust Company, N.A., and Computershare Inc.[3]

(k)(2)	Form of License Agreement Between Registrant and Rise Companies Corp.[2]

(k)(3)(i)	Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services)[4]

(k)(4)(ii)	First Amendment to Services Agreement between Registration and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services)[4]

(l)(1)	Opinion and Consent of Counsel is filed herewith

(m)	Not Applicable.

(n)	Consent of KPMG LLP, Independent Registered Public Accounting Firm is filed herewith

(o)	Not Applicable.

(p)	Initial Capital Agreement[5]

(q)	Not Applicable.

(r)	Code of Ethics of Registrant and Fundrise Advisors, LLC[6]

(s)	Filing Fees Table is filed herewith

(t)	Powers of Attorney[3]

[1]	Incorporated by reference to the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on June 16, 2021.

[2]	Incorporated by reference to the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on December 13, 2021.

[3]	Incorporated by reference to the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on July 25, 2025 and incorporated herein.

[4]	Incorporated by reference to the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on July 26, 2023.

[5]	Incorporated by reference to the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on May 10, 2022.

[6]	Incorporated by reference to the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on July 29, 2024.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement. All of the expenses set forth below shall be borne by the Registrant.

U.S. Securities and Exchange Commission registration fee	$138,100
Exchange listing fees	$50,000
Legal fees and expenses	$800,000
Accounting fees and expenses	$140,000
Total	$1,128,100

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Fundrise Advisors, LLC, the Registrant’s investment adviser. Information regarding the ownership of Fundrise Advisors, LLC is set forth in its Form ADV, as filed with the SEC (File No. 801-80060), and is incorporated herein by reference.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

As of August 21, 2026:

Title of Class	Number of Record Holders
Common Shares	73,044

ITEM 30.	INDEMNIFICATION

Reference is made to Section 6.5 of Article VI of the Registrant’s Amended and Restated Limited Liability Company Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the  payment by Registrant of expenses incurred or paid by a director, manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which Fundrise Advisors, LLC, and each member, director, executive officer, or partner of Fundrise Advisors, LLC, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of Fundrise Advisors, LLC is included in its Form ADV, as filed with the SEC (File No. 801-80060), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, DC 20036 (records relating to its function as Registrant’s investment adviser).

The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (records relating to its function as Registrant’s custodian).

Computershare, Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 (records relating to its function as Registrant’s transfer agent).

Rise Companies Corp., 11 Dupont Circle NW, Suite 900, Washington, D.C. 20036 (records relating to Registrant’s accounting, financial reporting, compliance, and legal matters).

Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), 190 Middle Street, Suite 101, Portland, ME 04101 (records relating to its function as Registrant’s administrator and fund accountant).

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	That, for the purpose of determining liability under the 1933 Act to any purchaser:

1)	if the Registrant is subject to Rule 430B under the 1933 Act:

A.	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B.	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

2)	if the Registrant is subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Not applicable.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the 9th day of September, 2026.

Fundrise Innovation Fund, LLC

By:	/s/ Benjamin S. Miller*
Name:	Benjamin S. Miller
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Benjamin S. Miller*	Director, President and Principal Executive Officer	September 9, 2026
Benjamin S. Miller

/s/ Jennifer Blatnik*	Director	September 9, 2026
Jennifer Blatnik

/s/ Jeffrey R. Deitrich*	Director	September 9, 2026
Jeffrey R. Deitrich

/s/ Glenn R. Osaka*	Director	September 9, 2026
Glenn R. Osaka

/s/ Alison Staloch*	Treasurer and Principal Financial/Accounting Officer	September 9, 2026
Alison Staloch

*By	/s/ Bjorn J. Hall
Bjorn J. Hall, Attorney-in-Fact (Pursuant to Powers of Attorney incorporated herein by reference to Exhibit t. of the Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on July 25, 2025).

EXHIBIT LIST

(b)	Amended and Restated Limited Liability Company Agreement
(l)(1)	Opinion and Consent of Counsel
(s)	Filing Fees Table
(n)	Consent of Independent Registered Public Accounting Firm